Babson Funds

Annual Report

June 30, 2002

Equities
     Enterprise Fund
     Enterprise Fund II
     Growth Fund
     Shadow Stock Fund
     Value Fund
     International Fund

Fixed Income
     Bond Trust
     Money Market Fund
     Tax-Free Income Fund

Babson Funds

Jones & Babson, Inc. Distributors
A Member of the Generali Group

Table of
Contents

Economic Review                                                                              1
Babson Enterprise Fund                                                                       2
Babson Enterprise Fund II                                                                    6
Babson Growth Fund                                                                          10
Shadow Stock Fund                                                                           14
Babson Value Fund                                                                           20
Babson-Stewart Ivory
International Fund                                                                          24
Babson Bond Trust                                                                           29
Babson Bond Trust
     Portfolio L                                                                            31
Babson Bond Trust
     Portfolio S                                                                            36
Babson Money Market Fund                                                                    41
Babson Tax-Free Income Fund                                                                 44
Statements of Assets
and Liabilities                                                                             48
Statements of Operations                                                                    50
Statements of Changes
in Net Assets                                                                               52
Notes to Financial Statements                                                               56
Financial Highlights                                                                        60
Report of Ermst & Young LLP,
Independent Auditors                                                                        66
Notice to Shareholders                                                                      67

Message to our Shareholders

The last six months have exhibited a tremendous amount of change -- in market psychology, performance, and outlook.

The first quarter of 2002 saw signs of an economic rebound and encouraging market and fund performance after a number of positive economic releases. In the second quarter, however, the U.S. stock market recorded one of its worst performance periods in history. Mixed signs of economic recovery, combined with accounting fraud, the war on terrorism, high profile bankruptcies and a declining U.S. dollar pushed the market to lows that hadn't been seen since the mid '90s. The second quarter decline touched all categories of the stock market irrespective of market capitalization and style. Some segments of the bond market benefited from this turn of events, yet bonds in general still saw their share of volatility. Fear and uncertainty began to weigh heavily on investor confidence.

Ironically, underlying economic and fundamental trends increasingly indicate that we have, or soon will, climb out of the recession. While this economic data should lift investor confidence, corporate governance and accounting scandals continue to undermine investor psychology. Confidence must be restored in the integrity of American capitalism and the U.S. stock market. This reassurance is likely to come from cooperation between corporate officers and a variety of political, regulatory, and monetary authorities. With restored confidence, investors can begin to acknowledge that the underlying economy has recovered from recession and stock and bond values will move in recognition of this underlying strength.

Although our mutual funds have suffered along with the markets, compared to their benchmarks and their peers, they have generally performed well. On the equity side, the 12-month period ended June 30, 2002 saw positive performance from Babson Enterprise, Enterprise II, and Shadow Stock Funds, with Enterprise and Shadow providing stellar relative performance. Babson Growth, Value and
Stewart Ivory International Funds had negative performance in the period, with
Stewart Ivory International and Growth performing in parallel with the markets and their benchmarks. Babson Value's strategic positioning helped keep it from going down as far as its peers and it performed far better than the value benchmarks.

Babson Bond Portfolio L and S underperformed their benchmarks, with detractors to performance including telecommunications issuers WorldCom and Qwest. Babson
Tax-Free Fund also underperformed for the year, but has outperformed for the first six months of 2002 as the municipal market benefits from the current flight-to-quality.

The pages that follow include our Economic Review, a commentary on the details affecting each Fund's performance, a Schedule of Investments, Statements of
Operations and Changes in Net Assets, and the Financial Highlights of each Fund.

While these reports provide you with detailed information twice a year, there is also a wealth of information on our web site, www.babsonfunds.com, updated constantly. The web site is a good way to check on your Fund and its progress, get your questions answered, or view current portfolio information, 24-hours a day. We also have a professionally staffed call center, ready to provide personal assistance and information at 1-800-4-BABSON. Our goal is to provide quality investments and personalized service. We appreciate your business, and want to continue to earn it.

Thank you for your support and loyalty.

Sincerely,

/s/Stephen S. Soden
Stephen S. Soden
President

Economic Review

After a healthy economic rebound during the first quarter of 2002, many economists thought the Federal Reserve (Fed) would start raising rates before the end of the second quarter. The modified expectations were precipitated by a string of fairly strong economic releases. This was a definitive change from the thinking at the beginning of the year when most assumed the Fed would probably not be active at all this year. But equity weakness, accounting scandals, corporate governance issues and world unrest all conspired to slow down the newfound strength in the U.S. economy. After moving the tightening cycle into the second quarter, circumstances slowly led economists back to their initial thoughts. In an even greater turnaround, some were actually hoping for an ease
(lower rates) at the late June meeting in order to support falling equity values.

The Fed is still of the mindset that the economic rebound from the devastating attacks of last September continue to be mixed, uncertain and mild in nature.
Fed-speak remains focused on wanting solid proof that the U.S. economy has enough legs to sustain the turnaround before they begin to tighten. In this context, some increase to inflation could be acceptable to the Fed. When they meet in August, the Federal Open Market Committee may be faced with a slower economic environment than desired. Against this backdrop, expect the Fed to remain on the sidelines. September will be a month of remembrance for those who died in the terrorist attacks of the previous year. And November will be an election month. Based on these events, neither month would appear appropriate for the start of a tightening cycle, especially if the economy continues to meander. The previous consensus view of a 3% Fed funds rate by the end of 2002 is certainly at odds with the leanings of the Fed at this point in time.

The third quarter begins with no clear course for the future. Economic data appears mixed, world unrest and terrorist concerns remain and declining equity values and accounting scandals/corporate governance issues weigh heavily on the markets. The investment landscape has been littered with landmines this year in both the fixed income and equity markets. And the U.S. has not been the only country affected by these uncertainties. Thus, more volatility is expected during the second half of 2002 from all of the previously listed concerns and possibly from others that have not yet made themselves evident.

David L. Babson & Co. Inc.

Babson Enterprise Fund

Babson Enterprise Fund produced a large performance advantage versus the unmanaged Russell 2000 Index for the six month, one, three, five and ten year periods ended June 30, 2002.*

2001 was a year of outperformance for the Fund, and the first quarter of 2002 followed right along with very strong performance. The year's second quarter was more difficult, with the U.S. stock market recording one of its worst performance periods in history. The decline touched all categories of the market irrespective of market capitalization and style.

Babson Enterprise Fund is currently underweighted in technology, which helped in the generation of positive performance, utilities, financial services, transportation and consumer staples. We are overweighted in materials processing, energy and healthcare. Strong stock selection in the financial services sector has been a boost to performance. Regional banks have exhibited stronger earnings growth than the overall market and their core business focus on savings deposits and mortgage lending position them with attractive and highly contained credit exposure. The Fund has been building its weighting in the financial services sector, but continues to avoid asset management and brokerage firms and is reducing its exposure to REITS.

With respect to areas of weakness, select names within a couple of market segments detracted from results, however, no broad investment themes weighed heavily on the Fund's results.

Babson Enterprise Fund continues to be focused on areas that will benefit from emerging economic recovery. In addition, we believe the Fund should continue to benefit from its small-cap strategy, as small stocks are still fundamentally attractive relative to large stocks.

The following holdings were added to the Portfolio over the previous six months:

Airnet Systems-- time critical air carrier

Gold Banc -- Kansas Bank

Hawthorne Financial -- California Bank

Regent Communications -- radio broadcasting company

Remedytemp-- temporary staffing company

Trimble Navigation -- GPS products

Tyler Technologies -- information management services

Whitehall Jewellers -- jewelry retailer

Allied Research-- ammunition and weapons systems

Circor International -- fluid control valves

Fargo Electronics-- ID card manufacturing systems

Metrocorp Bancshares -- consulting

Keith Companies -- consulting

Annuity and Life RE Holdings-- life insurance holding company

The following positions were liquidated from the Portfolio:

America First Mortgage Investments -- fundamentals

Benihana -- liquidity

BNS-- fundamentals

Helen of Troy -- fundamentals

K-Tron International -- fundamentals

Cubic -- valuation

Nashua -- fundamentals

Engineered Support Systems -- valuation

Gottschalks -- fundamentals

Petroleum Helicopters (non-voting) -- valuation

Alltrista -- valuation

Fab Industries -- valuation

Swiss Army Brands -- valuation

Titan -- valuation

Xanser -- fundamentals

*Babson Enterprise Fund's returns (price change and reinvested distributions)
for the six month, one, three, five and ten year periods ended June 30, 2002, were 14.01%, 20.82%, 14.28%, 9.12% and 13.27%, respectively.

Russell 2000 Index returns for the six month, one, three, five and ten year periods ended June 30, 2002, were -4.70%, -8.60%, 1.67%, 4.44% and 10.96%, respectively.

Fund Composition

Top Ten Holdings:                                                          % of Total
LSI Industries, Inc.                                                          3.61%
Advanced Marketing Services, Inc.                                             2.84
United Natural Foods, Inc.                                                    2.55
ABM Industries, Inc.                                                          2.48
Lindsay Manufacturing Co.                                                     2.48
Intertape Polymer Group, Inc.                                                 2.47
IShares Russell 2000 Value                                                    2.38
Ennis Business Forms, Inc.                                                    2.38
IShares Russell 2000                                                          2.36
Cuno, Inc.                                                                    2.34
Total                                                                        25.89%

Total Securities in Portfolio                                                   66

As of June 30, 2002, schedule of investments. Subject to change.

Babson Enterprise Fund
versus Russell 2000

CHART

Babson Enterprise Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were 20.82%, 9.12% and 13.27%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

Babson Enterprise Fund

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 95.94%
BASIC MATERIALS-- 6.82%
           308,700      Airnet Systems, Inc.*                                                             $             2,623,950
           787,300      Intertape Polymer Group, Inc.*                                                                  9,140,553
           509,400      NN, Inc.                                                                                        6,520,320
           384,250      Penford Corp.                                                                                   6,954,925
                                                                                                                       25,239,748
CAPITAL GOODS-- 18.69%
           231,300      Allied Research Corp.*                                                                          5,865,768
            48,000      Circor International, Inc.                                                                        823,200
           239,800      Cuno, Inc.*                                                                                     8,675,964
           148,700      EDO Corp.                                                                                       4,237,950
           497,400      Encore Wire Corp.*                                                                              7,078,002
           720,400      Fargo Electronics*                                                                              5,921,688
           269,700      Keith Companies, Inc.*                                                                          4,104,834
           114,700      Lamson & Sessions Co.*                                                                        447,330
           396,600      Lindsay Manufacturing Co.                                                                       9,181,290
           727,550      LSI Industries, Inc.                                                                           13,365,094
           208,800      Terex Corp.*                                                                                    4,695,912
           411,200      Universal Stainless & Alloy Products, Inc.*                                                 4,831,600
                                                                                                                       69,228,632
CONSUMER CYCLICAL-- 10.21%
           574,800      Advanced Marketing Services, Inc.                                                              10,518,840
            88,670      Falcon Products, Inc.*                                                                            540,887
           374,600      Lasalle Hotel Properties                                                                        5,899,950
           302,900      Movado Group, Inc.                                                                              7,617,935
           380,900      Remedytemp, Inc. Cl. A*                                                                         6,932,380
           137,400      Ultimate Electronics, Inc.*                                                                     3,560,034
           132,600      Whitehall Jewellers, Inc.*                                                                      2,751,450
                                                                                                                       37,821,476
CONSUMER STAPLES-- 3.56%
            82,800      J & J Snack Foods Corp.*                                                                    3,722,688
           485,100      United Natural Foods, Inc.*                                                                     9,459,450
                                                                                                                       13,182,138
ENERGY -- 7.11%
           374,700      Gulf Island Fabrication, Inc.*                                                                  6,871,998
           325,166      Kaneb Services, LLC                                                                             6,503,320
           729,100      Matrix Service Co.*                                                                             6,211,932
           254,600      Tetra Technologies, Inc.*                                                                       6,759,630
                                                                                                                       26,346,880
FINANCIAL-- 25.32%
           379,500      Allegiant Bancorp, Inc.                                                                         6,895,515
           296,000      Annuity and Life RE                                                                             5,354,640
           167,200      Bank of the Ozarks, Inc.                                                                        3,735,248
           169,700      Boston Private Financial Holdings, Inc.                                                         4,198,378
           366,697      Capital Corp. of the West*                                                                      6,956,242
           303,500      Cobiz, Inc.                                                                                     5,223,235
           377,900      Gold Banc Corporation, Inc.                                                                     4,145,185
           430,298      Hanmi Financial Corp.*                                                                          7,375,308
           178,100      Hawthorne Financial Corp.*                                                                      5,772,221
            96,100      IShares Russell 2000                                                                            8,747,983
            64,700      IShares Russell 2000 Value                                                                      8,825,080
           246,385      Mercantile Bank Corp.*                                                                          4,989,296
           100,000      Metrocorp Bancshares, Inc.                                                                      1,250,000
           274,600      Mid-Atlantic Realty Trust                                                                       4,832,960
           202,900      Northrim Bancorp, Inc.                                                                          2,907,557
           188,788      Sterling Financial Corp.*                                                                       3,754,993
             8,400      Stewart Information Services Corp.*                                                               172,620
            51,300      UCBH Holdings, Inc.                                                                             1,949,913
           230,100      UMPQUA Holdings Corp.                                                                           4,252,248
            88,400      Wilshire State Bank*                                                                            2,447,796
                                                                                                                       93,786,418
HEALTH CARE-- 7.38%
           371,400      Kendle International, Inc.*                                                                     5,051,040
           432,875      Penwest Pharmaceutical Co.*                                                                     8,441,062
           355,100      Trimble Navigation Ltd.*                                                                        5,504,050
           383,050      Young Innovations, Inc.*                                                                        8,319,846
                                                                                                                       27,315,998
MEDIA & ENTERTAINMENT-- 1.93%
         1,011,400      Regent Communications, Inc.*                                                                    7,139,473

TECHNOLOGY-- 10.87%
           674,200      Ennis Business Forms, Inc.                                                                      8,798,310
           163,600      ESCO Technologies, Inc.*                                                                        5,726,000
           120,200      Herley Industries, Inc.*                                                                        2,549,442
           218,900      Landauer, Inc.                                                                                  8,499,887
           193,000      MSC Software Corp.*                                                                             1,727,350
           177,700      New England Business Service, Inc.                                                              4,467,378
           364,300      Spectrum Control, Inc.*                                                                         2,204,015
           718,000      Tyler Technologies, Inc.*                                                                       3,819,760
           306,400      Zygo Corp.*                                                                                     2,466,520
                                                                                                                       40,258,662
TRANSPORTATION & SERVICES-- 2.48%
           529,200      ABM Industries, Inc.                                                                            9,186,912

UTILITIES-- 1.57%
           152,500      Central Vermont Public Service Co.                                                              2,684,000
           104,100      Unitil Corp.                                                                                    3,110,508
                                                                                                                        5,794,508

TOTAL COMMON STOCKS                                                                                                   355,300,845
(Cost $308,084,575)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 3.78%
$       14,000,000      UMB Bank, n.a.,
                           1.35%, due July 1, 2002
                           (Collateralized by U.S. Treasury Bills,
                           due July 5, 2002 with a market value
                           of $14,280,403)                                                                             14,000,000
(Cost $14,000,000)

TOTAL INVESTMENTS-- 99.72%                                                                                            369,300,845
(Cost $322,084,575)

Other assets less liabilities-- 0.28%                                                                                   1,050,511

TOTAL NET ASSETS-- 100.00%                                                                                $           370,351,356

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $322,927,947.

Net unrealized appreciation for federal income tax purposes was $46,372,898, which is comprised of unrealized appreciation of $54,776,816 and unrealized depreciation of $8,403,918.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Enterprise Fund II

Babson Enterprise Fund II outperformed the unmanaged Russell 2000 Index for the six month, one, three, five and ten year periods ended June 30, 2002.*

In the first quarter of 2002 stock valuations in the Fund continued to rise, growing on the heels of what appeared to be a more stable domestic economy, and consumer confidence was good. The U.S. stock market declined sharply during the second quarter as allegations of corporate accounting fraud became more widespread and mixed signals emerged regarding economic recovery. While the second quarter decline touched all stock capitalization and style categories, the small-cap value segment performed relatively well, with only a small loss.

The segments of the market that performed best continued to be those that are expected to benefit from emerging signs of economic recovery. In financial services, the Fund continues to pursue a strategy that favors regional banks and savings and loans, which have taken advantage of large bank mergers to acquire customers. Both New York Community Bancorp and Commerce Bancorp remain among the
Fund's top holdings. In materials and processing, the Fund continues to look for opportunities that will take advantage of cyclical economic factors.

Technology stocks went from being the strongest performers in the small-cap market in the fourth quarter of 2001 to one of the weaker sectors as of June 30,
2002. The technology sector continues to struggle amid an environment of weak demand and lack of capital spending. The Fund was helped by its underweighting in technology relative to its benchmark, but stocks in this category were punished across the board irrespective of company size or characteristics.

While we continue to believe in economic recovery, the Fund remains conservatively positioned. In addition, we believe the Fund should continue to benefit from its small-cap strategy, as small stocks still offer an attractive valuation/earnings growth combination relative to larger stocks.

Portfolio additions over the last six months:

Annuity and Life RE Holdings-- life insurance holding company

Computer Network Technologies -- storage networking hardware

Delphi Financial Group -- insurance holding company

Mohawk Industries -- carpet/tile manufacturer

Regal Beliot -- mechanical/electrical products

Spartech -- thermoplastics

Collins & Aikman-- automotive interior components

Heritage Property Investments -- shopping center REIT

Republic Bancshares -- Florida based bank

Scottish Annuity & Life Holding-- life insurance products

Tennant-- industrial floor maintenance equipment

United Fire & Casualty -- diversified insurance

W. Holdings -- Puerto Rico bank

Portfolio deletions for the past six months:

Chemed -- valuation

Dal-Tile International -- buy-out

EGL-- fundamentals

Stewart Information Services -- decelerating growth

Usec -- fundamentals

Cable Design Technologies -- fundamentals

Essex Property Trust -- valuation

Gerber Scientific -- fundamentals

*Babson Enterprise Fund II's returns (price change and reinvested distributions)
for the six month, one, three, five and ten year periods ended June 30, 2002, were 6.38%, 2.91%, 7.88%, 8.21% and 13.04%, respectively.

Russell 2000 Index returns for the six month, one, three, five and ten year periods ended June 30, 2002, were -4.70%, -8.60%, 1.67%, 4.44% and 10.96%, respectively.

Fund Composition

Top Ten Holdings:                                                         % of Total
Cuno, Inc.                                                                    3.99%
Carlisle Companies, Inc.                                                      3.61
La-Z-Boy, Inc.                                                                3.48
BJ's Wholesale Club, Inc.                                                     3.31
New York Community Bancorp                                                    2.87
Commerce Bancorp, Inc.                                                        2.85
Respironics, Inc.                                                             2.84
Harman International                                                          2.53
SL Green Realty Corp.                                                         2.32
Advo, Inc.                                                                    2.31
Total                                                                        30.11%

Total Securities in Portfolio                                                   72

As of June 30, 2002, schedule of investments. Subject to change.

Babson Enterprise Fund II
Versus S&P 500 and Russell 2000

CHART

Babson Enterprise Fund II's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were 2.91%, 8.21% and 13.04%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

BABSON ENTERPRISE FUND II

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 97.74%
BASIC MATERIALS-- 8.61%
            47,000      Elcor Corp.                                                                       $             1,285,450
          142,800       Interface, Inc. Cl. A                                                                           1,148,112
           85,100       Intertape Polymer Group, Inc.*                                                                    988,011
           30,100       New England Business Service, Inc.                                                                756,714
           40,700       Spartech Corp.                                                                                  1,108,261
                                                                                                                        5,286,548
CAPITAL GOODS-- 14.06%
           20,600       Commscope, Inc.*                                                                                  257,500
            67,800      Cuno, Inc.*                                                                                     2,453,004
            34,400      Cubic Corp.                                                                                       815,280
            37,900      Gardner Denver, Inc.*                                                                             758,000
            36,400      Herman Miller, Inc.                                                                               738,920
            40,500      Lindsay Manufacturing Co.                                                                         937,575
            79,700      Magnetek, Inc.*                                                                                   789,030
            19,700      Regal Beloit                                                                                      478,907
            25,400      Roper Industries, Inc.                                                                            947,420
            11,700      Tennant Co.                                                                                       463,320
                                                                                                                        8,638,956
CONSUMER CYCLICAL-- 22.06%
            37,300      Advo, Inc.*                                                                                     1,420,011
            18,750      Ann Taylor Stores Corp.*                                                                          476,062
            52,800      BJ's Wholesale Club, Inc.*                                                                      2,032,800
            40,000      Collins & Aikman Corp.*                                                                       364,000
            72,700      Enesco Group, Inc.*                                                                               635,398
            15,000      Heritage Property Investment                                                                      400,650
            47,600      Huffy Corp.*                                                                                      410,788
            84,800      La-Z-Boy, Inc.                                                                                  2,138,656
            18,087      Mohawk Industries, Inc.*                                                                        1,112,893
            44,100      Movado Group, Inc.                                                                              1,109,115
           160,500      Penton Media, Inc.*                                                                               345,075
            86,000      Stein Mart, Inc.*                                                                               1,020,820
            67,100      Stride Rite Corp.                                                                                 536,800
            26,900      Too, Inc.*                                                                                        828,520
            27,600      Ultimate Electronics, Inc.*                                                                       715,116
                                                                                                                       13,546,704
CONSUMER STAPLES-- 2.19%
            29,800      Alberto-Culver Co. Cl. A                                                                        1,346,364

ENERGY -- 2.76%
           106,000      Newpark Resources, Inc.*                                                                          779,100
            21,100      Prima Energy Corp.*                                                                               480,869
            70,400      Stolt Comex Seaway S.A.*                                                                          436,480
                                                                                                                        1,696,449
FINANCIAL-- 23.36%
            40,600      Annuity and Life RE                                                                               734,454
            15,700      BancFirst Corp.                                                                                   728,323
            25,800      Banner Corp.                                                                                      638,550
            84,508      Cash America International, Inc.                                                                  777,474
            39,584      Commerce Bancorp, Inc.                                                                          1,749,613
            11,200      Delphi Financial Group, Inc. Cl. A                                                                485,520
            10,080      FNB Corp.                                                                                         276,797
            21,500      Golden State Bancorp, Inc.*                                                                       779,375
            30,200      Golden State Bancorp, Inc.
                           Litigation Tracking Warrants                                                                    32,921
            11,500      Manufactured Home Communities, Inc.                                                               403,650
            65,134      New York Community Bancorp                                                                      1,765,131
            22,100      Prentiss Properties Trust                                                                         701,675
            31,300      Republic Bancshares, Inc.*                                                                        631,321
            26,400      Scottish Annuity & Life Holding                                                               503,712
            39,900      SL Green Realty Corp.                                                                           1,422,435
            35,100      UCBH Holdings, Inc.                                                                             1,334,151
             3,900      United Fire & Casualty Co.                                                                    147,342
            15,100      W Holdings Co.                                                                                    365,420
             2,750      White Mountains Insurance Group Ltd.                                                              870,375
                                                                                                                       14,348,239
HEALTH CARE-- 6.97%
            10,300      Haemonetics Corp.*                                                                                300,760
            44,500      Polymedica Corp.*                                                                               1,136,530
           135,775      PSS World Medical, Inc.*                                                                        1,099,778
            51,200      Respironics, Inc.*                                                                              1,743,360
                                                                                                                        4,280,428
MEDIA & ENTERTAINMENT-- 4.23%
            31,600      Harman International                                                                            1,556,300
            42,000      Salem Communications Cl. A*                                                                     1,044,540
                                                                                                                        2,600,840
MISCELLANEOUS-- 5.26%
            10,000      Black Hills Corp.                                                                                 346,100
            49,300      Carlisle Companies, Inc.                                                                        2,217,514
            39,900      Kaman Corp. Cl. A                                                                                 668,724
                                                                                                                        3,232,338
TECHNOLOGY-- 5.56%
           25,900       Benchmark Electronics, Inc.*                                                                      751,100
           40,900       Computer Network Technologies Corp.*                                                              250,717
            15,200      Exar Corp.*                                                                                       299,744
            14,500      MKS Instruments, Inc.*                                                                            291,015
            20,600      Titan Corp.*                                                                                      376,774
            15,900      Veeco Instruments*                                                                                367,449
            65,200      Wabtec                                                                                            929,100
           18,300       Zygo Corp.*                                                                                       147,315
                                                                                                                        3,413,214
UTILITIES-- 2.68%
            30,500      Energen Corp.                                                                                     838,750
            19,800      WPS Resources Corp.                                                                               808,434
                                                                                                                        1,647,184

TOTAL COMMON STOCKS                                                                                                    60,037,264
(Cost $46,812,251)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 2.04%
$        1,250,000      UMB Bank, n.a.,
                           1.35%, due July 1, 2002
                           (Collateralized by U.S. Treasury Bills,
                           due July 5, 2002 with a market value
                           of $1,275,589)                                                                               1,250,000
(Cost $1,250,000)

TOTAL INVESTMENTS-- 99.78%                                                                                             61,287,264
(Cost $48,062,251)

Other assets less liabilities-- 0.22%                                                                                     132,375

TOTAL NET ASSETS-- 100.00%                                                                                $            61,419,639

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $48,065,268.

Net unrealized appreciation for federal income tax purposes was $13,221,996, which is comprised of unrealized appreciation of $17,371,323 and unrealized depreciation of $4,149,327.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Growth Fund

An anemic economic environment combined with concerns over accounting fraud, the war on terrorism, high profile bankruptcies and a declining U.S. dollar all weighed heavily on the market. The unmanaged Standard & Poor's 500 Index dropped -13.16% in the first six months of 2002 with weakness spread across most economic sectors. Growth stocks fared even worse, the unmanaged Russell 1000
Growth Index declining -20.78%. Babson Growth Fund was down -16.98% during that same period.

We have reduced the exposure to the pharmaceutical industry in the Fund and sold portions of our investments in Merck, Johnson & Johnson, Pharmacia and our entire position in Bristol-Myers Squibb. The drug industry continues to be plagued with patent expiration issues, manufacturing problems, a lack of new product launches and several product recalls. We have also reduced our exposure to the software industry. Software spending has held up relatively well in this environment, but this industry began to succumb to macroeconomic pressures in the second quarter and experienced a slowdown similar to other areas of technology.

Stock selection in technology and healthcare have been positive contributors to performance. One of the new healthcare names in the Portfolio is Boston
Scientific, a manufacturer of medical devices. They are one of the leaders in the rapidly emerging market for drug-coated vascular stents, which are proving to be a very effective therapy for heart disease and clogged arteries. One of our top-performing names was Tenet Healthcare, the second largest investor-owned healthcare services company in the U.S. They own or operate over 100 hospitals in 17 states.

The following holdings were added to the Portfolio over the previous six months:

Maxim Integrated Products -- semiconductors

Staples -- specialty stores

Alcon -- healthcare supplies

Boston Scientific -- healthcare equipment -- early participant in emerging market for drug-coated vascular stints

Capital One Financial -- consumer finance -- improving credit quality; strong revenue growth

Nabors Industries-- increased oil and gas drilling activity

Sysco-- food distributors-- stable growth in food service

The following holdings were liquidated from the Portfolio:

Comcast-- concerns over AT&T cable asset acquisition

Washington Mutual-- anticipated slowing mortgage financial activity

Anadarko Petroleum-- slowing gas exploration growth

Qwest Communications-- rapid pricing eroding and margin deterioration

Alcon-- reached near term price target

Bristol-Myers Squibb-- disappointing new product launch; slowing revenue growth

Cox Communications-- continued high capital spending plans

Oracle-- weak market for database software

Sun Microsystems-- weak server and PC hardware demand

Fund Composition

Top Ten Holdings:                                                          % of Total
Pfizer, Inc.                                                                  4.99%
Federal Home Loan Mortgage Corp.                                              4.88
Exxon Mobil Corp.                                                             4.69
American International Group, Inc.                                            4.65
Citigroup, Inc.                                                               3.45
Paychex, Inc.                                                                 3.28
Capital One Financial Corp.                                                   3.22
Kinder Morgan, Inc.                                                           3.07
Medtronic, Inc.                                                               3.03
Tenet Healthcare Corp.                                                        2.99
Total                                                                        38.25%

Total Securities in Portfolio                                                   47

As of June 30, 2002, schedule of investments. Subject to change.

Babson Growth Fund
Versus S&P 500 and Russell 1000 growth

CHART

Babson Growth Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were -24.90%, -0.18% and 8.50%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

BABSON GROWTH FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 97.35%
CAPITAL GOODS-- 1.73%
           134,600      General Electric Co.                                                              $             3,910,130

CONSUMER CYCLICAL-- 3.97%
           129,600      Home Depot, Inc.                                                                                4,760,208
           213,600      Staples, Inc.*                                                                                  4,207,920
                                                                                                                        8,968,128
CONSUMER STAPLES-- 9.03%
            86,700      Anheuser-Busch Companies, Inc.                                                                  4,335,000
           133,600      Gillette Co.                                                                                    4,525,032
            53,400      PepsiCo, Inc.                                                                                   2,573,880
           116,200      Philip Morris Cos.                                                                              5,075,616
           143,100      Sysco Corp.                                                                                     3,895,182
                                                                                                                       20,404,710
ENERGY -- 5.82%
           259,274      Exxon Mobil Corp.                                                                              10,609,492
            72,600      Nabors Industries, Ltd.*                                                                        2,551,890
                                                                                                                       13,161,382
FINANCIAL-- 30.12%
           153,918      American International Group, Inc.                                                             10,501,825
           119,200      Capital One Financial Corp.                                                                     7,277,160
           201,166      Citigroup, Inc.                                                                                 7,795,183
           180,200      Federal Home Loan Mortgage Corp.                                                               11,028,240
            92,200      Fifth Third Bancorp                                                                             6,145,130
           141,150      Fiserv, Inc.*                                                                                   5,181,616
            54,200      Golden West Financial Corp.                                                                     3,727,876
            72,600      Lehman Brothers Holdings, Inc.                                                                  4,538,952
            53,400      Merrill Lynch & Co.                                                                         2,162,700
            54,000      Morgan Stanley Dean Witter & Co.                                                            2,326,320
           236,918      Paychex, Inc.                                                                                   7,413,165
                                                                                                                       68,098,167
HEALTH CARE-- 17.20%
            87,300      Boston Scientific Corp.*                                                                        2,559,636
            64,100      Johnson & Johnson                                                                           3,349,866
           159,800      Medtronic, Inc.                                                                                 6,847,430
            36,200      Merck & Company, Inc.                                                                       1,833,168
           322,600      Pfizer, Inc.                                                                                   11,291,000
            43,518      Pharmacia Corp.                                                                                 1,629,749
            94,400      Tenet Healthcare Corp.*                                                                         6,754,320
            90,000      Wyeth                                                                                           4,608,000
                                                                                                                       38,873,169
MEDIA & ENTERTAINMENT-- 4.54%
           117,000      Clear Channel Communications, Inc.*                                                             3,746,340
           686,400      Liberty Media Corp. Cl. A*                                                                      6,520,800
                                                                                                                       10,267,140
TECHNOLOGY-- 21.87%
            68,400      Adobe Systems, Inc.                                                                             1,949,400
           183,600      Analog Devices, Inc.*                                                                           5,452,920
         1,805,800      Ascential Software Corp.                                                                        5,038,182
           123,900      Automatic Data Processing, Inc.                                                                 5,395,845
           128,400      Cisco Systems, Inc.*                                                                            1,791,180
           398,600      Compuware*                                                                                      2,419,502
           161,400      EMC Corp.*                                                                                      1,218,570
            67,900      Flextronics International Ltd.*                                                                   484,127
           121,800      First Data Corp.                                                                                4,530,960
           153,200      Linear Technology Corp.                                                                         4,815,076
            75,900      Maxim Integrated Products*                                                                      2,909,247
           124,800      Microsoft Corp.*                                                                                6,754,176
           113,400      Nokia Corp.                                                                                     1,642,032
           153,100      Symantec Corp.*                                                                                 5,029,335
                                                                                                                       49,430,552
UTILITIES-- 3.07%
           182,800      Kinder Morgan, Inc.                                                                             6,950,056

TOTAL COMMON STOCKS                                                                                                   220,063,434
(Cost $207,595,561)

SHARES                  EXPIRATION DATE/EXERCISE PRICE                                                               MARKET VALUE

CALL OPTIONS PURCHASED-- 2.45%
         2,550,000      United States Dollar
                           Aug 02 / .010                                                                                5,535,795
(Cost $5,049,255)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 0.18%
$          420,000      UMB Bank, n.a.,
                           1.35%, due July 1, 2002
                           (Collateralized by U.S. Treasury Bills,
                           due July 5, 2002 with a market value
                           of $428,862)                                                                                   420,000
(Cost $420,000)

TOTAL INVESTMENTS-- 99.98%                                                                                            226,019,229
(Cost $213,064,816)

Other assets less liabilities-- 0.02%                                                                                      42,778

TOTAL NET ASSETS-- 100.00%                                                                                  $         226,062,007

The identified cost of investments owned at June 30, 2002, was the same for federal income tax and financial statement purposes.

Net unrealized appreciation for federal income tax purposes was $12,954,413, which is comprised of unrealized appreciation of $54,658,072 and unrealized depreciation of $41,703,659.

*Non-income producing security

See accompanying Notes to Financial Statements.

Shadow Stock Fund

It has been a volatile year, in fact the U.S. stock market recorded one of its worst performance periods in history in the second quarter of 2002, as mixed signs regarding economic recovery combined with fraudulent corporate accounting allegations and a declining U.S. dollar began to weigh heavily on investor confidence. The second quarter decline touched all categories of the market irrespective of market capitalization and style. The best performance of
2002 has come from small-cap stocks utilizing a value investment orientation.
Shadow Stock Fund's small-value bias, along with its attractive valuation characteristics helped it outperform the broad equity market (Standard &
Poor's 500 Index), and it also outperformed the small-value benchmarks (Lipper
Small-Cap Value Fund Index, Russell 2000 Value Index). For the six month period ended June 30, 2002, Shadow Stock Fund produced a return of 7.83% (price change and reinvested distributions) versus -13.16% for the Standard & Poor's 500
Index,* 3.58% for the Lipper Small-Cap Value Fund Index* and 7.26% for the
Russell 2000 Value Index.*

Shadow Stock Fund's outperformance was driven largely by performance within the consumer discretionary sector. The Fund benefited from its overweighting in consumer discretionary relative to the Russell 2000 (26% vs. 18%, relatively)
and had good performance from individual holdings within the sector as well.
Consumer discretionary stocks continue to benefit from strong consumer spending, favorable interest rates, and a continuation of the strong housing market. Areas of weakness for the Fund were the financial services and technology sector. In financial services, the Fund was hurt by a significant underweighting relative to the benchmark, although individual stock performance was largely favorable.
In technology, the worst performing equity sector on a market basis, companies continue to struggle amid an environment of weak demand and lack of capital spending. The Fund holds less technology than is represented in the Russell 2000
Index.

We do not anticipate a speedy end to this volatile market, and small companies usually have higher risk than large companies when considered individually.
However the Fund strategy has several components to reduce risk. We screen for stocks with low price-to-book value, so the newest names in the Portfolio should add some downside protection. The Portfolio stays quite diversified, since it holds almost 300 names. No holding represents a large position, so no single holding can greatly impact performance. In addition, we only invest in companies with income of at least $1,000,000 for each of the previous three fiscal years.
We believe this strong value strategy should help the Fund no matter what the future holds.

The following positions were added to the Fund in the first half of 2002: Allou
Health & Beauty Care -- healthcare, Ambassadors International -- diversified commercial services, Amcol International -- construction materials, Amerco --
trucking, America West Holdings -- airlines, America's Car-Mart --
retail/specialty, American National Financial -- diversified financial services,
Anaren Microwave -- communications equipment, Brookstone -- specialty stores,
BTU International -- electrical components and equipment, Callon Petroleum --
oil and gas, Candela -- healthcare equipment, Compucredit -- consumer finance,
Computer Network Tech -- computer hardware, Covenant Transport -- trucking,
Cutter & Buck -- apparel and accessories, Daisytek International -- office services and supplies, Danielson Holding -- property and casualty insurance, Del
Global Technologies Warrants, DJ Orthopedics -- health care, Dover Motorports --
gaming, lottery and parimutuel, Ducommun -- aerospace/defense, Electro Rent --
services, Elizabeth Arden -- personal products, Eplus -- electronic equipment and instruments, Friedman's -- retail/specialty, Garden Fresh Restaurant --
restaurant, Giant Industries -- oil, Gibraltar Steel -- steel, Goody's Family
Clothing -- apparel retail, Gundle/SLT Environmental -- environmental services,
Healthcare Services Group -- services, Horizon Offshore -- engineering and construction, Imagistics International -- services, Inforte -- IT consulting and services, Integrated Electrical Services -- engineering and construction, Jakks
Pacific -- leisure, Knightsbridge Tankers -- marine, Kroll -- security services,
Ladish -- aerospace/defense, Magellan Health Services -- services, Matria
Healthcare -- retail/home shopping, Management Network Group -- IT consulting and services, Marinemax -- leisure, Maxcor Financial Group -- investment banking/brokerage, Mego Financial -- homebuilding, Metasolv -- computer software/services, Midas -- auto parts and equipment, Mobile Mini --
manufacturing, Movado Group -- consumer, NCE Petrofund-units -- financial, Nabi
Biopharmaceuticals -- biotechnology, New Horizons Worldwide -- IT consulting and services, Nordic American Tanker Shipping -- marine, PC Connection --
retail/home shopping, PDI -- services, Pemstar -- electrical equipment, Penn
Treaty American -- life and health insurance, Petroleum Development -- oil and gas exploration and production, Pomeroy -- services, Computer Network
Technologies -- net working products, Prime Medical Services -- healthcare distribution and services, Railamerica -- railroads, Res-Care -- healthcare distributors, Resortquest International -- real estate management and development, Richardson Electric -- electronics, Robbins & Myers --
manufacturing, RTI International Metals -- metal fabricators, SBS Technologies
-- communications equipment, Semco Energy -- gas utilities, Software Spectrum --
computers and electronic retail, Source Information Management -- advertising,
SWS Group -- investment banking, Suburban Lodges of America -- hotels, Trover
Solutions, Ulticom -- application software, U.S. Xpress Enterprises -- trucking,
Vans -- footwear, Williams Industries -- manufacturing, Workflow Management --
commercial printing, and Zomax -- electrical equipment.

The following companies no longer appear in the Fund because they were acquired:
Black Hawk Gaming & Development, Software Spectrum, Suburban Lodges of
America, Pitt-Des Moines, and Capital Transamerica.

The following positions were liquidated from the Fund because they no longer met the Fund's investment criteria: AC Moore Arts & Crafts, Advance Auto Parts,
American Science & Engineering, Amtran, Associated Materials, DRS
Technologies, Keane, Max & Erma's Restaurants, Merit Medical Systems,
Ontrack Data International, and Pemstar.

*Indices are unmanaged and not available for direct investments.

Fund Composition

Top Ten Holdings:                                                          % of Total
IShares Russell 2000 Value                                                    2.12%
Isle of Capri                                                                 1.37
Meritage Corp.                                                                1.33
EDO Corp.                                                                     1.28
M/I Schottenstein Homes, Inc.                                                 1.28
URS Corp.                                                                     1.19
Stoneridge, Inc.                                                              1.15
Goody's Family Clothing, Inc.                                                 1.07
CSK Auto Corp.                                                                1.06
Stewart Information Services Corp.                                            1.02
Total                                                                        12.87%

Total Securities in Portfolio                                                  280

As of June 30, 2002, schedule of investments. Subject to change.

Shadow Stock Fund Versus
Russell 2000 and Russell 2000 Value

CHART

Shadow Stock Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were 12.44%, 11.94% and 13.90%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

SHADOW STOCK FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 94.55%
BASIC MATERIALS-- 4.01%
            14,101      Aceto Corp.                                                                        $              150,329
            30,000      Amcol International Corp.                                                                         193,500
            17,200      American Pacific Corp.*                                                                           163,400
             7,333      American Vanguard Corp.                                                                           141,527
            20,000      Covenant Transport, Inc. Cl. A*                                                                   425,000
            16,600      Fibermark, Inc.*                                                                                  141,100
            34,000      Gibraltar Steel Corp.                                                                             754,460
            52,000      Horizon Offshore, Inc.*                                                                           438,880
            15,800      Northwest Pipe Co.*                                                                               369,878
            25,000      RTI International Metals, Inc.*                                                                   303,750
            26,700      Roanoke Electric Steel Corp.                                                                      412,248
             2,200      Vulcan International Corp.                                                                         92,950
            37,000      Wolverine Tube, Inc.*                                                                             279,350
                                                                                                                        3,866,372
CAPITAL GOODS-- 15.52%
             9,000      Airlease Ltd.                                                                                      28,530
             7,300      American Biltrite, Inc.                                                                            89,060
            21,000      American Technical Ceramics Corp.*                                                                105,000
            50,000      Anaren Microwave*                                                                                 432,000
             7,500      Badger Meter, Inc.                                                                                206,250
             4,480      Baltek Corp.*                                                                                      38,573
            39,000      Building Materials Holding Corp.*                                                                 560,430
            14,000      BTU International, Inc.*                                                                           54,040
            22,000      Candela Corp.                                                                                     121,000
            27,800      Cascade Corp.*                                                                                    430,900
             1,800      Chicago Rivet & Machine Co.                                                                    46,260
            12,700      CPAC, Inc.                                                                                         82,296
            32,000      Circor International, Inc.                                                                        548,800
            30,000      Compx International, Inc.                                                                         397,500
            25,000      Ducommun, Inc.*                                                                                   656,000
             7,800      Eastern (The) Co.                                                                                 112,866
             7,315      Ecology and Environment, Inc. Cl. A                                                                77,539
            43,400      EDO Corp.                                                                                       1,236,900
             4,140      Eimo Oyj                                                                                           50,922
            36,800      Encore Wire Corp.*                                                                                523,664
            13,600      Gehl Co.*                                                                                         195,160
             3,150      Graham Corp.*                                                                                      28,980
            26,000      Gundle/SLT Environmental, Inc.*                                                                   191,100
            21,750      Hardinge, Inc.                                                                                    219,022
            18,000      Hunt Corp.                                                                                        195,300
             9,807      Knape & Vogt Manufacturing Co.                                                                121,607
            20,000      Ladish Company, Inc.*                                                                             244,000
            32,800      M/I Schottenstein Homes, Inc.                                                                   1,235,904
            28,000      Meritage Corp.*                                                                                 1,278,200
            21,300      Mestek, Inc.*                                                                                     406,830
            14,112      Met-Pro Corp.                                                                                     204,906
            32,000      Mobile Mini, Inc.*                                                                                547,200
             9,300      Nobility Homes, Inc.*                                                                              83,514
             9,000      Noland Co.                                                                                        244,710
             3,000      Oilgear Co.*                                                                                       19,050
             5,000      P & F Industries Cl. A*                                                                        34,350
            10,600      Puerto Rican Cement Co., Inc.                                                                     371,000
             4,600      Quipp, Inc.*                                                                                       60,812
            10,000      Robbins & Myers, Inc.                                                                         260,500
            70,000      Semitool, Inc.*                                                                                   571,200
            11,000      Sifco Industries*                                                                                  56,650
            10,300      Summa Industries*                                                                                 101,146
            29,000      Technical Olympic USA, Inc.                                                                       460,230
            41,000      URS Corp.*                                                                                      1,148,000
            27,000      William Lyon Homes, Inc.*                                                                         699,570
            15,000      Universal Stainless & Alloy*                                                                  176,250
                                                                                                                       14,953,721
CONSUMER CYCLICAL-- 22.04%
            12,800      Ag Services of America, Inc.*                                                                     156,416
             2,800      Allen Organ Co. Cl. B                                                                             114,730
            21,800      Ambassadors International*                                                                        219,308
            15,000      Amerco*                                                                                           221,850
           101,700      America West Holdings Corp. Cl. B*                                                                278,658
            60,000      Applica, Inc.*                                                                                    744,000
            40,000      Ashworth, Inc.*                                                                                   360,400
            12,127      Bowl America, Inc. Cl. A                                                                          136,429
            25,000      Brookstone, Inc.*                                                                                 439,000
            73,000      CSK Auto Corp.*                                                                                 1,017,620
            18,700      Coastcast Corp.*                                                                                   39,270
            41,000      Cole National Corp.*                                                                              779,000
            34,000      Consolidated Graphics, Inc.*                                                                      638,180
            32,000      Cutter & Buck, Inc.*                                                                          188,512
            39,000      Department 56, Inc.*                                                                              634,920
             9,500      Duckwall-Alco Stores, Inc.*                                                                       133,000
            16,500      Ellis (Perry) International, Inc.*                                                                250,965
             9,300      ELXSI Corp.*                                                                                       56,358
            13,860      Edelbrock Corp.                                                                                   169,092
            25,000      Electro Rent Corp.*                                                                               324,750
            53,000      Elizabeth Arden, Inc.*                                                                            927,500
             2,125      Federal Screw Works                                                                                82,875
            43,000      Friedman's, Inc. Cl. A                                                                            558,957
            13,000      Garden Fresh Restaurant Corp.*                                                                    154,050
            24,000      Gart Sports Co.*                                                                                  675,120
            90,000      Goody's Family Clothing, Inc.*                                                                  1,029,600
            20,000      Imagistics International, Inc.*                                                                   429,400
            65,000      Isle of Capri*                                                                                  1,316,250
            45,000      Jakks Pacific, Inc.*                                                                              796,950
             7,600      Liberty Homes, Inc. Cl. A                                                                          40,660
            38,000      Marinemax, Inc.*                                                                                  492,100
            36,750      Maxwell Shoe, Inc. Cl. A*                                                                         597,187
            50,000      Mesaba Holdings*                                                                                  293,500
            20,000      Midas, Inc.*                                                                                      250,200
             4,400      Movado Group                                                                                      110,660
            22,000      National R.V. Holdings, Inc.*                                                                     220,000
            36,900      Navigant International, Inc.*                                                                     570,843
            43,400      Quaker Fabric Corp.*                                                                              672,657
            30,000      Resortquest International, Inc.*                                                                  171,000
            35,550      Rex Stores Corp.*                                                                                 487,035
            10,100      Rocky Shoes & Boots, Inc.*                                                                     63,226
            11,300      S & K Famous Brands, Inc.*                                                                    138,425
            55,000      Source Information Management Co.*                                                                302,500
            12,000      Sport Chalet, Inc.*                                                                               108,000
            22,000      Steinway Musical Instruments, Inc.*                                                               470,800
            14,000      Swiss Army Brands, Inc.*                                                                          126,000
            40,000      Syms Corp.*                                                                                       267,200
            38,600      Tarrant Apparel Group*                                                                            247,040
            39,000      Vans, Inc.*                                                                                       316,719
             7,800      Weyco Group, Inc.                                                                                 311,844
            33,000      Whitehall Jewellers, Inc.*                                                                        684,750
             9,000      Williams Industries, Inc.*                                                                         46,170
            52,000      Wilsons The Leather Experts, Inc.*                                                                728,000
            40,000      Workflow Management, Inc.*                                                                        136,440
            34,000      II-VI, Inc.*                                                                                      502,180
                                                                                                                       21,228,296
CONSUMER STAPLES-- 5.11%
            65,000      Audiovox Corp.*                                                                                   516,750
             9,300      Cagle's, Inc. Cl. A*                                                                               93,837
            26,000      Chalone Wine Group Ltd.*                                                                          234,000
            39,400      Dave and Busters, Inc.*                                                                           478,316
             1,700      Foodarama Supermarkets, Inc.*                                                                      67,405
             3,200      Genesee Corp. Cl. B                                                                                51,686
            52,000      Ingles Markets, Inc. Cl. A                                                                        659,360
            17,425      Marsh Supermarkets, Inc. Cl. A                                                                    265,731
            28,125      Marsh Supermarkets, Inc. Cl. B                                                                    390,938
             6,100      Minuteman International, Inc.                                                                      59,363
            35,050      Sanderson Farms, Inc.                                                                             876,601
            52,000      Spartan Stores, Inc.*                                                                             156,520
            36,000      Standard Commercial Corp.                                                                         781,200
            23,000      Water Pik Technologies, Inc.*                                                                     287,730
                                                                                                                        4,919,437
ENERGY -- 3.32%
            10,300      Adams Resources & Energy, Inc.                                                                 63,036
            29,000      Callon Petroleum Corp.*                                                                           141,520
            21,000      Giant Industries, Inc.*                                                                           168,000
             9,100      Maynard Oil Co.*                                                                                  153,426
            32,000      Key Production Co.*                                                                               624,000
            21,120      Marine Products Corp.                                                                             238,867
            30,000      Petroleum Development Corp.*                                                                      177,600
            10,600      Petroleum Helicopters, Inc.*                                                                      354,464
             4,500      RGC Resources, Inc.                                                                                81,855
            35,200      RPC, Inc.                                                                                         415,360
            32,000      Resource America, Inc. Cl. A                                                                      337,280
            40,000      Semco Energy, Inc.                                                                                362,000
            22,000      Torch Energy Royalty Trust                                                                         77,000
                                                                                                                        3,194,408
FINANCIAL-- 12.37%
            19,700      Aegis Realty, Inc.                                                                                220,640
            86,000      America First Mortgage Investments, Inc.                                                          847,100
             7,590      American Business Financial Services, Inc.                                                         81,972
            17,000      American National Financial, Inc.                                                                 263,160
            23,000      America's Car-Mart, Inc.*                                                                         316,710
            10,500      BancInsurance Corp.*                                                                               52,500
             7,300      Brantley Capital Corp.                                                                             69,350
            29,000      California First National Bancorp                                                                 466,320
           110,000      Compucredit Corp.*                                                                                774,400
            15,452      Cotton States Life and Health Insurance Co.                                                       155,447
            28,000      Danielson Holding Corp.*                                                                          137,760
             9,000      DeWolfe Companies, Inc.                                                                            93,600
            33,000      DVI, Inc.*                                                                                        636,900
            14,000      Donegal Group, Inc. Cl. A                                                                         144,480
             7,000      Donegal Group, Inc. Cl. B                                                                          71,820
            20,000      EMC Insurance Group, Inc.                                                                         305,000
            22,596      First Albany Companies, Inc.                                                                      134,446
            22,000      First Cash, Inc.*                                                                                 201,520
            19,800      Hoenig Group, Inc.*                                                                               207,900
             9,000      Interstate National Dealer Services, Inc.*                                                         50,400
             5,300      Investors Title Co.                                                                               102,820
            38,000      Knightsbridse Tankers Ltd.                                                                        546,782
            13,000      Matrix Bancorp, Inc.*                                                                             145,613
            18,000      Maxcor Financial Group, Inc.*                                                                     105,480
             9,000      Mego Financial Corp.                                                                               31,500
             5,000      Merchants Group, Inc.                                                                             121,750
             2,250      MFC Development Corp.*                                                                              4,905
            33,000      Microfinancial, Inc.                                                                              257,400
            17,400      Midland Co.                                                                                       878,178
             3,900      National Security Group, Inc.                                                                      59,573
             6,000      National Western Life Insurance Co.*                                                              689,700
            28,900      PMC Capital, Inc.                                                                                 190,162
            24,750      Penn-America Group, Inc.                                                                          260,617
            55,000      Penn Treaty American Corp.*                                                                       247,500
            28,500      PXRE Corp.                                                                                        661,200
            26,000      Scpie Holdings, Inc.                                                                              158,080
            33,100      Sizeler Property Investors, Inc.                                                                  361,452
            38,000      SWS Group, Inc.                                                                                   745,560
            48,000      Stewart Information Services Corp.*                                                               986,400
            10,000      Trover Solutions, Inc.*                                                                            59,000
             4,600      Ziegler (The) Companies, Inc.                                                                      69,000
                                                                                                                       11,914,097
HEALTH CARE-- 3.22%
            17,000      Allou Health & Beauty Care, Inc.*                                                             132,600
             2,368      Carecentric, Inc.*                                                                                  1,231
            40,000      DJ Orthopedics, Inc.*                                                                             328,000
            53,000      Daisytek International Corp.*                                                                     898,880
            25,000      Healthcare Services Group*                                                                        393,000
             6,100      Kewaunee Scientific Corp.                                                                          63,562
            77,000      Magellan Health Services, Inc.*                                                                    77,000
            20,000      Matria Healthcare, Inc.*                                                                          164,400
            95,000      Nabi Biopharmaceuticals*                                                                          510,055
            46,000      Prime Medical Services, Inc.*                                                                     534,520
                                                                                                                        3,103,248
MEDIA & ENTERTAINMENT-- 0.83%
            10,000      Communications Systems, Inc.*                                                                      62,500
            69,000      Pinnacle Entertainment, Inc.*                                                                     733,470
                                                                                                                          795,970
MISCELLANEOUS-- 6.01%
            18,400      Andersons, Inc.                                                                                   250,240
            21,125      Astronics Corp.                                                                                   169,000
            19,800      Baker (Michael) Corp.*                                                                            297,000
             9,000      Childtime Learning Centers, Inc.*                                                                  23,220
            32,000      Cornell Companies, Inc.*                                                                          379,200
            65,000      Dover Motorsports, Inc.                                                                           370,500
            14,800      Exponent, Inc.*                                                                                   191,068
            20,000      GTSI Corp.*                                                                                       157,000
            15,000      IShares Russell 2000 Value                                                                      2,046,000
            22,000      Keith Companies, Inc.*                                                                            334,840
             4,500      McRae Industries, Inc. Cl. A                                                                       33,300
            35,000      NCE Petrofund-units                                                                               281,400
            15,400      Navigators Group, Inc.*                                                                           412,412
            14,300      Nobel Learning Communities, Inc.*                                                                  82,797
            50,000      Res-Care, Inc.*                                                                                   331,000
            13,800      SL Industries, Inc.*                                                                              103,500
             2,700      Scope Industries                                                                                  170,100
            12,000      Sun Hydraulics Corp.                                                                               96,720
             7,700      United States Lime & Minerals, Inc.                                                            34,843
             3,350      VSE Corp.                                                                                          26,984
                                                                                                                        5,791,124
TECHNOLOGY-- 11.57%
             8,600      Ault, Inc.*                                                                                        38,356
            51,000      Bell Microproducts, Inc.*                                                                         410,550
            19,900      Ceradyne, Inc.*                                                                                   149,051
            68,000      Computer Network Tech Corp.*                                                                      416,840
            22,000      Dataram Corp.*                                                                                     82,500
            26,617      Del Global Technologies Corp.*                                                                     97,950
             2,967      Del Global Technologies Corp. Warrants*                                                             4,450
            18,300      Diodes, Inc.*                                                                                     156,099
            42,000      Ennis Business Forms, Inc.                                                                        548,100
            10,000      Eplus, Inc.*                                                                                       69,700
             2,250      FRMO Corp.*                                                                                           923
            22,000      Inforte Corp.*                                                                                    218,240
            18,309      Kroll, Inc.*                                                                                      384,123
            50,000      Management Network Group*                                                                         116,000
            65,000      MCSI, Inc.*                                                                                       730,535
            93,000      Metasolv, Inc.*                                                                                   365,490
            41,000      Modtech Holdings, Inc.*                                                                           481,750
            31,000      Nam Tai Electronics, Inc.                                                                         611,320
            24,000      New Horizons Worldwide, Inc.*                                                                     244,560
            42,000      Nu Horizons Electric Corp.*                                                                       348,180
             8,000      Opticnet, Inc.*                                                                                        80
            32,000      Overland Storage, Inc.*                                                                           527,360
            61,000      PC Connection, Inc.*                                                                              250,100
            20,000      PDI, Inc.*                                                                                        309,800
            32,000      Peak International Ltd.*                                                                          187,200
             6,400      Penn Engineering & Manufacturing Corp. (voting)                                               111,488
            23,800      Penn Engineering & Manufacturing Corp. (non-voting)                                           414,596
            15,000      Pomeroy Computer Res*                                                                             218,700
            27,000      Powell Industries, Inc.*                                                                          654,750
             8,900      Prophet 21, Inc.*                                                                                 106,622
            10,000      Richardson Electric Ltd.                                                                          107,300
            22,000      Rofin-Sinar Technologies, Inc.*                                                                   200,200
            32,000      SBS Technologies, Inc.*                                                                           391,968
            59,000      Stoneridge, Inc.*                                                                               1,103,300
           104,000      Ulticom, Inc.*                                                                                    705,120
             8,760      Video Display Corp.*                                                                               56,502
            82,000      Zomax, Inc.*                                                                                      319,800
                                                                                                                       11,139,603
TELECOMMUNICATIONS SERVICES-- 0.25%
            66,950      Symmetricom, Inc.*                                                                                244,368

TRANSPORTATION & SERVICES-- 3.57%
            12,000      International Shipholding Corp.                                                                    78,600
            20,000      Maritrans, Inc.                                                                                   269,000
             9,000      Marten Transport Ltd.*                                                                            180,000
            23,000      Nordic American Tanker Shipping                                                                   313,950
            15,500      Old Dominion Freight Line, Inc.*                                                                  233,275
            26,100      P.A.M. Transportation Services, Inc.*                                                             626,922
            64,000      Railamerica, Inc.*                                                                                692,480
            30,000      Stelmar Shipping Ltd.*                                                                            445,200
            20,200      Transport Corporation of America, Inc.*                                                           140,370
            17,000      USA Truck, Inc.*                                                                                  195,500
            20,000      U.S. Xpress Enterprises Cl. A*                                                                    262,200
                                                                                                                        3,437,497
UTILITIES-- 6.73%
            30,000      American States Water Co.                                                                         795,000
             4,554      California Water Service Group                                                                    114,032
            26,900      Cascade Natural Gas Corp.                                                                         562,210
            12,700      Chesapeake Utilities Corp.                                                                        241,427
            19,500      Connecticut Water Service, Inc.                                                                   594,360
             4,000      Delta Natural Gas Company, Inc.                                                                    86,840
            9,000       Energy South, Inc.                                                                                288,360
             6,000      Florida Public Utilities Co.                                                                      109,320
            13,500      Green Mountain Power Corp.                                                                        245,160
            30,000      Integrated Electrical Services*                                                                   187,500
             3,900      Maine Public Service Co.                                                                          116,376
            18,300      Middlesex Water Co.                                                                               480,741
            35,000      NUI Corp.                                                                                         962,500
             4,800      SJW Corp.                                                                                         388,800
            17,200      South Jersey Industries, Inc.                                                                     580,500
            20,525      Southwest Water Co.                                                                               383,612
            11,476      Unitil Corp.                                                                                      342,903
                                                                                                                        6,479,641

TOTAL COMMON STOCKS                                                                                                    91,067,782
(Cost $76,275,067)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 6.92%
$        6,665,000      UMB Bank, n.a.,
                           1.35%, due July 1, 2002
                           (Collateralized by U.S. Treasury Bills,
                           due July 5, 2002 with a market value
                           of $6,798,811)                                                                               6,665,000
(Cost $6,665,000)

TOTAL INVESTMENTS-- 101.47%                                                                                            97,732,782
(Cost $82,940,067)

Other assets less liabilities-- (1.47%)                                                                                (1,420,429)

TOTAL NET ASSETS-- 100.00%                                                                                 $           96,312,353

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $83,140,726.

Net unrealized appreciation for federal income tax purposes was $14,592,057, which is comprised of unrealized appreciation of $23,513,120 and unrealized depreciation of $8,921,063.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Value Fund

Our deep-value style has been rewarded this year. For most equity funds, January and February were negative months -- regardless of their capitalization or style. Babson Value Fund, however, recorded positive results and steadily increased its lead over the value benchmarks in all three months of the first quarter of 2002. When the markets turned broadly positive in March, Babson Value
Fund increased its outperformance in that rising market. This provides an example of how our performance is not in lockstep with the benchmark. We have traditionally had a low beta versus the benchmark, and we credit our stock selection process and the companies we hold for producing these results. We continued to outperform during the second quarter as the U.S. stock market recorded one of its worst performance periods in history.

The segments of the market that performed best are those that are expected to benefit from emerging signs of economic recovery, including materials and processing, producer durables, and consumer staples. In each of these areas,
Babson Value Fund capitalized on overweight sector positions relative to the benchmark. In addition, the Fund also benefited from strong stock selection in the producer durables and consumer discretionary sectors. In producer durables,
Lockheed Martin (our largest holding) performed well, up 48% in the first six months of 2002. In the consumer staples sector, both Fortune Brands (up 41%) and
Limited Brands (up 42%) also contributed strongly to results. The Fund also realized favorable gains from the healthcare sector, which on a market basis was one of the weaker sectors.

The leading area of performance detraction was the technology sector, which continues to struggle amid continued weakness in demand and a lack of capital spending. A couple of the Fund's quality technology investments were affected;
IBM, Apple Computer and Compuware. Additionally, Rite Aid, in which the Fund continues to have confidence, was affected negatively by continued concerns about price competition in the drug store industry.

The Fund continues to be positioned conservatively with an emphasis on companies with steady business models and attractive valuations. We believe this balanced approach positions the Fund strongly amid a slowly improving economic landscape.

Portfolio additions for the past six month period are as follows:

American International Group -- insurance/financial services

Bristol-Myers Squibb -- pharmaceuticals

SBC Communications -- telecommunications

The following positions were liquidated during the previous six months:

J.P. Morgan Chase-- balance sheet concerns

Willamette Industries -- tender offer

Fund Composition

Top Ten Holdings:                                                          % of Total
Lockheed Martin Corp.                                                         4.29%
Weyerhaeuser Co.                                                              3.87
SLM Corp.                                                                     3.67
Tenet Healthcare Corp.                                                        3.57
British Petroleum PLC                                                         3.19
Fortune Brands, Inc.                                                          3.17
Student Loan Corp.                                                            3.17
Wells Fargo & Co.                                                         3.07
Kellogg Co.                                                                   2.98
Diageo PLC, ADR                                                               2.90
Total                                                                        33.88%

Total Securities in Portfolio                                                   43

As of June 30, 2002, schedule of investments. Subject to change.

Babson Value Fund Versus
S&P 500, S&P Barra Large Cap Value
and Russell 1000 Value

CHART

Babson Value Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were -3.02%, 5.33% and 12.30%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

BABSON VALUE Fund

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 99.19%
BASIC MATERIALS-- 7.55%
           239,000      duPont (E.I.) deNemours & Co.                                                 $            10,611,600
           273,600      United States Steel Corp.                                                                       5,441,904
           264,500      Weyerhaeuser Co.                                                                               16,888,325
                                                                                                                       32,941,829
CAPITAL GOODS-- 9.47%
           186,300      Boeing Co.                                                                                      8,383,500
           202,100      Hanson PLC, ADR                                                                                 7,204,865
           269,172      Lockheed Martin Corp.                                                                          18,707,454
           257,200      Rockwell Collins                                                                                7,052,424
                                                                                                                       41,348,243
CONSUMER CYCLICAL-- 8.78%
           115,300      General Motors Corp.                                                                            6,162,785
           563,800      Limited Brands                                                                                 12,008,940
           404,600      McDonald's Corp.                                                                               11,510,870
         3,667,100      Rite Aid Corp.*                                                                                 8,617,685
                                                                                                                       38,300,280
CONSUMER STAPLES-- 13.86%
           319,200      Albertson's, Inc.                                                                               9,722,832
           244,700      Diageo PLC, ADR                                                                                12,638,755
           247,400      Fortune Brands, Inc.                                                                           13,854,400
           273,500      H.J. Heinz Co.                                                                                 11,240,850
           363,300      Kellogg Co.                                                                                    13,027,938
                                                                                                                       60,484,775
ENERGY -- 7.33%
           275,732      British Petroleum PLC                                                                          13,921,709
           210,700      Marathon Oil Corp.                                                                              5,714,184
           223,500      Royal Dutch Petroleum Co.                                                                      12,352,845
                                                                                                                       31,988,738
FINANCIAL-- 27.74%
           326,650      Allstate Corp.                                                                                 12,079,517
           314,700      American Express Co.                                                                           11,429,904
            34,300      American International Group, Inc.                                                              2,340,289
           300,600      Astoria Financial Corp.                                                                         9,634,230
           269,666      Citigroup, Inc.                                                                                10,449,557
           159,000      Everest Re Group Ltd.                                                                           8,896,050
           298,100      National City Corp.                                                                             9,911,825
           165,400      SLM Corp.                                                                                      16,027,260
           167,000      Student Loan Corp.                                                                             13,834,280
           196,700      The Phoenix Companies, Inc.                                                                     3,609,445
           248,400      Wachovia Corp.                                                                                  9,483,912
           267,530      Wells Fargo & Co.                                                                          13,392,552
                                                                                                                      121,088,821
HEALTH CARE-- 7.13%
           187,300      Bristol-Myers Squibb                                                                            4,813,610
           217,757      Tenet Healthcare Corp.*                                                                        15,580,513
           117,410      UnitedHealth Group Inc.                                                                        10,748,886
                                                                                                                       31,143,009
TECHNOLOGY-- 5.41%
           508,700      Apple Computer, Inc.*                                                                           9,014,164
           632,100      Compuware*                                                                                      3,836,847
           149,500      International Business Machines Corp.                                                          10,764,000
                                                                                                                       23,615,011
TRANSPORTATION-- 5.06%
           348,700      Delta Air Lines, Inc.                                                                           6,974,000
           148,900      Sabre Holdings Corp.*                                                                           5,330,620
           154,900      Union Pacific Corp.                                                                             9,802,072
                                                                                                                       22,106,692
UTILITIES-- 6.86%
           359,560      Duke Energy Corp.                                                                              11,182,316
           225,000      SBC Communications, Inc.                                                                        6,862,500
           538,300      Sempra Energy Corp.                                                                            11,912,579
                                                                                                                       29,957,395

TOTAL COMMON STOCKS                                                                                                   432,974,793
(Cost $284,756,054)

FACE AMOUNT             DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 0.76%
$        3,300,000      UMB Bank, n.a.,
                           1.35%, due July 1, 2002
                           (Collateralized by U.S. Treasury Bills,
                           due July 5, 2002 with a market value
                           of $3,366,916)                                                                               3,300,000
(Cost $3,300,000)

TOTAL INVESTMENTS-- 99.95%                                                                                            436,274,793
(Cost $288,056,054)

Other assets less liabilities-- 0.05%                                                                                     212,537

TOTAL NET ASSETS-- 100.00%                                                                                $           436,487,330

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $288,062,957.

Net unrealized appreciation for federal income tax purposes was $148,211,836, which is comprised of unrealized appreciation of $167,954,736 and unrealized depreciation of $19,742,900.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson-Stewart Ivory International Fund

The U.S. dollar has weakened against the majority of other currencies, indicative of the benefits for the U.S. investor of diversifying into other international markets and currencies. Most major equity markets started the year in distinctly lackluster form, but a surge in late February took most markets to new recovery heights. Emerging markets, including Asia, were the best performing areas in the first months of 2002, then the strongly performing Asian markets suffered a setback in June. The most dramatic market was Japan. Having failed to participate in the recovery in the fourth quarter of 2001, the Japanese market continued to decline, reaching a 15-year low in February. From its low point in
February, the market rose 20% in less than five weeks, and it has been the best performing market so far this year. However, for significant further progress to be made, an improvement in the domestic economy will be required. There are some tentative positive signs, however price deflation continues to be a problem and we remain concerned that there is a lack of political will to sort out the financial problems of the Japanese banking system.

Comparisons against the unmanaged Morgan Stanley Capital International (MSCI)
EAFE Index and other indices are as follows:

Investment Results -- Total Return
                                                         Periods Ended 6/30/02
                                                         Second        Previous
                                                         Quarter        Twelve
                                                           2002         Months
Babson-Stewart Ivory Intl Fund                            -3.58%         -13.72%
MSCI EAFE* Index**                                        -1.94%          -9.22%
MSCI World Index**                                        -8.99%         -14.89%
S&P 500 Index**                                      -13.40%         -17.99%
Lipper International Funds
      (avg. funds 823 and
      780, respectively)                                  -1.89%          -7.29%

*Europe, Australia, Far East
**unmanaged

Sentiment toward equities has deteriorated considerably since the start of the year, but we are aware that sentiment is inversely correlated to share prices.
In the past when gloom has prevailed, it has been the time to take a more positive attitude. The excesses of the stock market "bubble", which created the environment of greed, are gradually being worked out of the system. The sharp fall in markets has considerably improved the attraction of equities. Valuations are becoming more reasonable. It is as important as ever to focus on quality companies that will prosper in a changing environment rather than try to gauge the short-term swings in economic momentum.

New holdings were added in Europe: BNP (bank), Atos Origin (IT), Vedior
(services), Autoroutes (transport), Suez (utility), and Tandberg
(telecommunications). In the Pacific region we added holdings in Brambles
Industries (services) and SK Telekom (telecoms). UK holdings were added in BP
(oil), HSBC (banks), Pearson (media), and Smith & Nephew (health). In Japan we bought Fanuc (electronics).

The following companies were sold in Europe: Class Editori, Kerry Group, SES,
Fresenius, SAP, and Technip. In the Pacific region we sold Westpac Banking and
China Resources Enterprise and in Japan we sold NEC (electronics). In the UK we sold Amvescap, British Sky Broadcasting, Shell Trading & Transport, Standard
Chartered, and Vodafone Airtouch. We also sold out of Tele Norte Leste (Brazil).

Babson-Stewart Ivory International Fund
Versus Morgan Stanley Capital International EAFE Index

CHART

Babson-Stewart Ivory International Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2002, were -13.72%,
-4.21% and 3.09%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Fund Diversification
                                                                     % of total

Capital Goods                                                           10.7%
Consumer Cyclical                                                       18.5
Consumer  Staples                                                        7.2
Energy                                                                   4.8
Financial                                                               21.0
Health Care                                                             15.9
Information Technology                                                   6.1
Telecoms Services                                                        8.6
Utilities                                                                5.0
Cash & Equivalents                                                   2.2

As of June 30, 2002, schedule of investments. Subject to change.

Schedule of Investments
June 30, 2002

BABSON-STEWART IVORY INTERNATIONAL FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 97.76%
AUSTRALIA-- 1.50%
            50,000      Brambles Industries Ltd.
                           (Support services)                                                             $               265,760

BELGIUM -- 2.89%
            10,900      Colruyt
                           (Food retailer)                                                                                510,372

FINLAND -- 1.49%
            18,000      Nokia
                           (Telecom equipment)                                                                            262,959

FRANCE -- 19.71%
             5,000      Atos Origin*
                           (Software & computer services)                                                             317,904
             8,500      Autoroutes
                           (Transportation)                                                                               230,419
             7,000      BNP Paribas
                           (Banking)                                                                                      386,414
            22,500      Dexia
                           (Banking)                                                                                      346,220
            10,000      Essilor
                           (Eyeglass lenses)                                                                              405,833
             6,000      L'Oreal
                           (Cosmetics)                                                                                    467,246
             2,600      Pinault-Printemps-Redoute
                           (Specialty retailing)                                                                          307,810
            10,900      STMicroelectronics
                           (Semiconductors)                                                                               271,303
            10,000      Suez
                           (Utility)                                                                                      266,152
             3,000      Total
                           (Oil major)                                                                                    486,172
                                                                                                                        3,485,473
GERMANY -- 5.33%
             1,450      Muenchener Rueckvers
                           (Insurance)                                                                                    343,041
               600      Porsche
                           (Automobiles)                                                                                  285,375
             5,000      Schering
                           (Pharmaceuticals)                                                                              314,356
                                                                                                                          942,772
HONG KONG-- 4.12%
           176,000      Asia Satellite
                           (Satellite operator)                                                                           291,086
           210,100      HK & China Gas
                           (Gas utility)                                                                                  280,142
            37,000      Television Broadcast
                           (Media)                                                                                        157,018
                                                                                                                          728,246
ITALY -- 2.15%
            20,000      Luxottica
                           (Eyeglass frames)                                                                              380,000

JAPAN -- 15.38%
             4,000      Acom
                           (Finance)                                                                                      273,307
             3,500      Fanuc
                           (Electronics)                                                                                  175,781
            12,000      Fuji Photo
                           (Film)                                                                                         387,436
            15,000      Japan Airport Terminal
                           (Airport operator)                                                                             111,125
                40      Mitsubishi Tokyo Financial
                           (Finance)                                                                                      269,637
             1,000      Nintendo
                           (Consumer goods)                                                                               147,249
               145      NTT Docomo
                           (Telecoms)                                                                                     356,860
             7,400      Sony
                           (Consumer electronics)                                                                         390,789
             9,000      Takeda
                           (Pharmaceuticals, chemicals)                                                                   394,944
             8,000      Toyota
                           (Automobiles)                                                                                  212,239
                                                                                                                        2,719,366
MEXICO -- 1.27%
             7,000      Telefonos de Mexico
                           (Telecom)                                                                                      224,560

NETHERLANDS-- 3.01%
            10,000      ING Groep
                           (Financial services)                                                                           256,295
            20,000      Vedior
                           (Support services)                                                                             276,010
                                                                                                                          532,305
PORTUGAL -- 1.47%
            37,000      Portugal Telecom
                           (Telecom utility)                                                                              260,780

SOUTH KOREA-- 3.59%
             3,202      Kookmin
                           (Banking)                                                                                      155,442
             3,000      Samsung
                           (Electronics)                                                                                  232,419
            10,000      SK Telecom Ltd.
                           (Telecommunication services)                                                                   247,900
                                                                                                                          635,761
SPAIN -- 4.26%
            10,000      Banco Popular
                           (Banking)                                                                                      441,320
            37,316      Telefonica*
                           (Telephone utility)                                                                            312,666
                                                                                                                          753,986
SWEDEN -- 3.48%
            30,000      Nordea
                           (Banking)                                                                                      162,826
            16,300      Securitas
                           (Security/cleaning services)                                                                   334,412
            10,000      Tandberg
                           (Telecommunication services)                                                                   117,642
                                                                                                                          614,880
SWITZERLAND-- 6.55%
               215      Bank Sarasin
                           (Banking)                                                                                      384,449
             1,400      Kaba
                           (Security)                                                                                     300,369
            10,800      Novartis
                           (Pharmaceuticals and chemicals)                                                                473,926
                                                                                                                        1,158,744
UNITED KINGDOM-- 21.56%
             8,400      AstraZeneca
                           (Pharmaceuticals)                                                                              347,840
            43,000      BP
                           (Oil)                                                                                          361,235
            43,400      Capita Group
                           (Facilities management)                                                                        206,450
           109,300      Centrica
                           (Utility)                                                                                      338,288
            47,800      Compass
                           (Food producer)                                                                                290,056
            13,800      GlaxoSmithkline
                           (Pharmaceuticals)                                                                              298,350
           120,000      Granada
                           (Media)                                                                                        203,998
            30,000      HSBC
                           (Banks)                                                                                        345,105
            31,000      Pearson
                           (Media and photography)                                                                        308,399
            12,000      Royal Bank of Scotland
                           (Banking)                                                                                      340,302
            34,000      Smith & Nephew
                           (Health)                                                                                       188,691
            99,900      Taylor Nelson Sofres
                           (Advertising services)                                                                         292,440
            80,000      Tesco
                           (Retailing)                                                                                    290,903
                                                                                                                        3,812,057
TOTAL COMMON STOCKS                                                                                                    17,288,021
(Cost $17,539,506)

TOTAL INVESTMENTS-- 97.76%                                                                                             17,288,021
(Cost $17,539,506)
Other assets less liabilities-- 2.24%                                                                                     396,757

TOTAL NET ASSETS-- 100.00%                                                                                $            17,684,778

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $17,626,509.

Net unrealized depreciation for federal income tax purposes was $338,488 which is comprised of unrealized appreciation of $1,636,618 and unrealized depreciation of $1,975,106.

*Non-income producing security

See accompanying Notes to Financial Statements.

Babson Bond Trust

The Federal Reserve's Federal Open Market Committee (FOMC) adopted a neutral outlook in March and retained that outlook "against the backdrop of its long-run goals of price stability and sustainable economic growth." The Fed is still of the mindset that the economic rebound from the devastating attacks of last
September continue to be mixed, uncertain and mild in nature. The Fed remains focused on wanting solid proof that the U.S. economy can sustain the turnaround before they begin to tighten. At their next meeting in August, the FOMC may be faced with a slower economic environment than desired. Against this backdrop, we expect the Fed to remain on the sidelines. September will be a month of remembrance for those who died in the terrorist attacks of the previous year.
And November will be an election month. Based on these events, neither month would appear appropriate for the start of a tightening cycle, especially if the economy continues to meander. The previous consensus view of a 3% Fed Funds rate by the end of 2002 is certainly at odds with the leanings of the Fed at this point in time.

Treasury yields have dropped on concern over weak equity markets, world unrest and a Fed on hold. With Congress just voting to raise the debt ceiling and the budget deficit increasing, we are poised to see continued deficits for many years to come. This will entail larger issuance by the Treasury to finance the workings of the U.S. government.

Securitized sectors of the bond market, such as mortgage and asset-backed securities, provided steady performance to an investor base eager for additional yield over Treasuries but without fundamental credit risk. Commercial mortgage-backed bonds have been the best performing asset class of the investment-grade fixed-income universe in 2002.

Corporate credit fundamentals have improved due to increased profit growth and improved returns on capital. Additionally, balance sheets are being repaired after the debt binge of the 1990's.

That said, credit market risk premiums are still wide. This is likely a reflection of a combination of the slide in the stock market, some high profile debt issuers' fraudulent accounting disclosures, and active rating agencies.
Moody's downgrade/upgrade ratio for the second quarter was 5 to 1. This is almost double the downgrade/upgrade ratio experienced in 2001. The rating agencies cite falling asset prices, excess capacity, and weak capital expenditures as the reasons behind their downgrade activity. The telecom, utility, and energy sectors were the hardest hit by downgrades.

The largest detractors to our performance were telecommunications issuers
WorldCom and Qwest. We have trimmed some of our Qwest exposure, as we were not convinced that the telecommunications accounting scandal would necessarily stop at WorldCom. We continue to hold our remaining position in these issues because we do not believe that the market is accurately valuing the underlying businesses.

Currently, the average maturity is 4.5 years for Portfolio S and 7.0 years for
Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

Quality Ratings
                                                                    Portfolio L

Aaa                                                                      52.5%
Aa                                                                        5.1
A                                                                        19.6
Baa                                                                      22.8
Total                                                                   100.0%

Source: Moody's

Babson Bond Trust - Portfolio L
Versus Lehman Brothers
Aggregate Bond Index

CHART

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2002, were 4.81%, 6.16% and 6.40%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Quality Ratings
                                                                    Portfolio S

Aaa                                                                     57.0%
Aa                                                                       4.9
A                                                                       19.6
Baa                                                                     18.5
Total                                                                  100.0%

Source: Moody's

Babson Bond Trust - Portfolio S
Versus Lehman Brothers
Intermediate Gov't./Credit Index

CHART

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2002, were 5.21%, 6.08% and 6.09%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

Babson Bond Trust - Portfolio L

                                                                                                Principal
Description                                                                                       Amount           Market Value

CORPORATE BONDS-- 50.62%
BANKS AND FINANCE-- 18.96%
Associates Corporation North America,
   5.80%, due April 20, 2004                                                               $        1,000,000    $      1,046,144
Bank of America Corp., 6.625%, due June 15, 2004                                                      310,000             329,043
Bank of America Corp., 5.25%, due February 1, 2007                                                    175,000             178,824
Boeing Capital Corp., 7.10%, due September 27, 2005                                                   535,000             579,303
CIT Group Holdings, 7.50%, due November 14, 2003                                                      245,000             243,744
CIT Group Holdings, 7.625%, due August 16, 2005                                                       125,000             123,219
CIT Group, Inc., 6.15%, due December 15, 2002                                                         100,000              98,871
CIT Group, Inc., 7.375%, due April 2, 2007                                                            225,000             225,246
Countrywide Home Loan, 5.50%, due February 1, 2007                                                    445,000             453,390
Duke Capital Corp., 6.75%, due February 15, 2032                                                      275,000             262,261
Fannie Mae, 6.625%, due October 15, 2007                                                              500,000             549,338
Ford Motor Co., 4.14%, due December 15, 2005                                                          530,000             540,310
Ford Motor Co., 7.45%, due July 16, 2031                                                              530,000             494,744
Ford Motor Credit Co., 7.60%, due August 1, 2005                                                    1,545,000           1,623,199
GE Capital Commercial, 5.875%, due February 15, 2012                                                  600,000             595,314
GE Capital Commercial, 5.033%, due December 10, 2035                                                  782,121             801,707
GMAC, 7.75%, due January 19, 2010                                                                   1,915,000           2,029,151
Household Finance Corp., 6.375%, due October 15, 2011                                               1,175,000           1,125,954
Household Finance Corp., 7.625%, due May 17, 2032                                                     225,000             222,395
Interpublic Group Co., 7.875%, due October 15, 2005                                                   550,000             589,051
Kimco Realty Corp., 7.86%, due November 1, 2007                                                       500,000             547,614
Merrill Lynch & Co., 4.54%, due March 8, 2005                                                     750,000             759,803
MMCA Automobile Trust, 4.15%, due May 15, 2006                                                        650,000             661,042
National City Auto, 4.04%, due July 15, 2006                                                        1,200,000           1,221,065
Prologis Trust, 7.00%, due October 1, 2003                                                             75,000              77,666
Sears Roebuck Acceptance Corp., 6.50%, due December 1, 2028                                           125,000             113,633
SunTrust Banks, Inc., 6.00%, due February 15, 2026                                                    710,000             736,744
Supervalu, Inc., 7.50%, due May 15, 2012                                                              225,000             235,421
Textron Financial Co., 5.95%, due March 15, 2004                                                      375,000             386,856
Wells Fargo Financial, 5.125%, due February 15, 2007                                                  500,000             506,395
                                                                                                   16,897,121          17,357,446
COMMUNICATIONS-- 5.85%
AOL Time Warner, 6.875%, due May 1, 2012                                                              280,000             258,676
AOL Time Warner, 7.625%, due April 15, 2031                                                           445,000             390,682
AT&T Wireless Service, 7.50%, due May 1, 2007                                                     125,000             107,625
BellSouth Savings & Employee Stock Ownership Trust,
   9.19%, due July 1, 2003                                                                            348,387             359,077
Comcast Cable Communications, 6.375%, due January 30, 2006                                            505,000             489,485
Cox Communications, Inc., 7.75%, due November 1, 2010                                                 600,000             571,535
Qwest Communications, 7.50%, due November 1, 2008                                                   1,000,000             610,000
Tele Communications, Inc., 8.75%, due February 15, 2023                                             1,000,000             933,021
Telefonica Europe, 7.35%, due September 15, 2005                                                      575,000             608,053
United Technologies Corp., 6.35%, due March 1, 2011                                                   510,000             537,054
Verizon Global Funding Corp., 7.75%, due December 1, 2030                                             275,000             266,107
WorldCom, Inc., 6.50%, due May 15, 2004                                                               250,000              41,250
WorldCom, Inc., 8.25%, due May 15, 2031                                                             1,165,000             180,575
                                                                                                    7,078,387           5,353,140
DIVERSIFIED-- 13.47%
Albertson's, Inc., 7.50%, due February 15, 2011                                                     1,000,000           1,092,304
Anheuser-Busch Companies, Inc., 6.00%, due April 15, 2011                                             500,000             519,475
Apache Corp., 6.25%, due April 15, 2012                                                               300,000             310,275
Aramark Services, 8.15%, due May 1, 2005                                                              150,000             158,655
Brascan Corp., 8.125%, due December 15, 2008                                                          200,000             203,950
Coca-Cola Co., 4.00%, due June 1, 2005                                                              1,000,000           1,010,651
Continental Airlines, 8.048%, due November 1, 2020                                                    755,447             771,451
Daimler-Chrysler, 6.90%, due September 1, 2004                                                        400,000             421,083
Daimler-Chrysler, 6.40%, due May 15, 2006                                                             500,000             519,572
Eli Lilly & Co., 5.50%, due July 15, 2006                                                         490,000             508,339
Enterprise Products, 7.50%, due February 1, 2011                                                      495,000             517,692
Fred Meyer, Inc., 7.45, due March 1, 2008                                                             450,000             495,342
Gatx Capital Corp., 6.875, due December 15, 2006                                                      540,000             498,890
Hershey Foods Corp., 7.20%, due August 15, 2027                                                       410,000             448,768
Humana, Inc., 7.25, due August 1, 2006                                                                325,000             339,660
Ingersoll-Rand, 5.80%, due June 1, 2004                                                               350,000             361,829
Kellogg Co., 5.50%, due April 1, 2003                                                                 625,000             636,526
Keyspan Gas East, 6.90%, due January 15, 2008                                                         450,000             484,835
Kraft Foods, Inc., 6.50%, due November 1, 2031                                                        100,000              99,276
Norfolk Southern, 7.25%, due February 15, 2031                                                        450,000             467,694
Safeway, Inc., 6.05%, due November 15, 2003                                                           550,000             568,945
Scholastic Corp., 5.75%, due January 15, 2007                                                         500,000             505,244
Simon Debart LP, 6.625%, due June 15, 2003                                                            125,000             128,298
Target Corp., 5.50%, due April 1, 2007                                                                405,000             418,517
Tyco International, 6.375%, due February 15, 2006                                                     500,000             405,195
Tyco International, 6.375%, due October 15, 2011                                                      115,000              88,204
Visteon Corp., 8.25%, due August 1, 2010                                                              325,000             352,737
                                                                                                   12,010,447          12,333,407
INDUSTRIALS-- 9.75%
Amerada Hess Corp., 7.125%, due March 15, 2033                                                        290,000             288,873
Avery Dennison Corp. 6.76%, due April 15, 2005                                                        450,000             482,572
Avnet, Inc., 8.20%, due October 17, 2003                                                              550,000             571,160
Cardinal Health, Inc., 6.75%, due February 15, 2011                                                 1,000,000           1,071,681
Conoco, Inc., 6.95%, due April 15, 2029                                                               300,000             307,533
Dominion Resources, Inc., 7.82%, due September 15, 2004                                               450,000             481,111
Gannett Company, In.c., 4.95%, due April 1, 2005                                                      500,000             510,424
Georgia-Pacific Corp., 9.625%, due March 15, 2022                                                   1,500,000           1,462,576
Kerr-McGee Corp., 5.375%, due April 15, 2005                                                          340,000             347,532
Lockheed Martin Corp., 8.50%, due December 1, 2029                                                    275,000             332,924
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                                                1,632,541           1,559,331
Petroleum Geo-Services, 7.50%, due March 31, 2007                                                     395,000             320,311
Tosco Corp., 7.25%, due January 1, 2007                                                               625,000             681,636
Raytheon Co., 7.90%, due March 1, 2003                                                                250,000             256,444
Weyerhaeuser Co., 6.00%, due August 1, 2006                                                           250,000             256,534
                                                                                                    8,807,541           8,930,641
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 0.50%
Canadian National Railway Co., 6.375%, due October 15, 2011                                           445,000             462,958

UTILITIES-- 2.09%
Consolidated Edison, Inc., 6.15%, due July 1, 2008                                                  1,000,000           1,043,329
Consolidated Natural Gas, Inc., 6.25%, due November 1, 2011                                           225,000             226,001
National Rural Utility, 8.00%, due March 1, 2032                                                      375,000             413,060
Union Oil Company of California, 6.375%, due February 1, 2004                                         225,000             233,612
                                                                                                    1,825,000           1,916,001

TOTAL CORPORATE BONDS                                                                              47,063,496          46,353,592
(Cost $47,177,983)

ASSET-BACKED BONDS-- 1.01%
Conseco Financial Securities, 6.21%, due July 1, 2032                                                 380,000             396,995
MBNA Master Credit Card Trust II, 5.90%, due August 15, 2011                                          500,000             523,671

TOTAL ASSET-BACKED BONDS                                                                              880,000             920,666
(Cost $852,458)

COMMERCIAL MORTGAGE-BACKED BONDS-- 6.60%
Chase Commercial Mortgage, 7.60%, due March 18, 2006                                                  560,000             615,127
CS First Boston Mortgage Securities Corp.,
   6.52%, due July 17, 2007                                                                         1,250,000           1,327,785
JP Morgan Commercial Mortgage Financial Corp.,
   6.507%, due October 15, 2035                                                                     1,500,000           1,594,872
Norwest Asset Securities, 7.25%, due December 25, 2027                                                368,604             379,727
Oakwood Mortgage Investments, 5.92%, due September 15, 2017                                           710,000             737,800
Residential Accredit, 8.00%, due July 25, 2030                                                        500,000             531,460
Residential Funding, 6.75%, due May 25, 2028                                                          500,000             517,492
Vendee Mortgage Trust, 7.75%, due May 15, 2022                                                        313,953             339,845

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                              5,702,557           6,044,108
(Cost $5,857,639)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 40.37%
U.S. GOVERNMENTAL AGENCY-- 12.62%
*Government National Mortgage Association
   7.50%, due March 15, 2007                                                                           37,115              39,208
   7.50%, due July 15, 2007                                                                            69,119              73,018
   8.00%, due October 15, 2007                                                                        107,765             114,831
   8.00%, due November 15, 2009                                                                     1,329,185           1,418,929
   9.50%, due April 15, 2016                                                                           16,481              17,748
   9.50%, due January 15, 2019                                                                         22,299              24,014
   8.00%, due May 15, 2022                                                                            125,441             133,666
   6.50%, due August 15, 2023                                                                          36,260              37,079
   6.50%, due November 15, 2023                                                                        39,449              40,340
   6.50%, due December 15, 2023                                                                        36,333              37,153
   6.50%, due February 15, 2024                                                                        41,145              42,074
   6.50%, due March 15, 2024                                                                          647,829             662,456
   7.00%, due March 15, 2024                                                                        1,691,630           1,760,484
   6.50%, due June 15, 2024                                                                           730,666             747,163
   8.00%, due December 15, 2026                                                                     1,926,690           2,053,015
   6.00%, due February 15, 2029                                                                       977,650             978,738
   7.00%, due December 15, 2029                                                                     1,272,337           1,324,125
   6.50%, due August 15, 2031                                                                         289,761             296,303
   6.00%, due November 15, 2031                                                                        25,002              25,030
   6.50%, due November 15, 2031                                                                       885,473             905,466
   6.00%, due January 15, 2032                                                                        671,355             672,103
Small Business Administration guaranteed
development participation certificates
   9.80%, due July 1, 2008                                                                             54,245              57,939
   10.05%, due August 1, 2008                                                                          27,265              29,224
   10.05%, due April 1, 2009                                                                           56,362              60,702
                                                                                                   11,116,857          11,550,808
U.S. GOVERNMENT SECURITIES-- 7.85%
U.S. Treasury Bonds
   7.875%, due February 15, 2021                                                                    1,000,000           1,259,231
   8.125%, due May 15, 2021                                                                         2,650,000           3,417,620
   6.25%, due August 15, 2023                                                                       1,950,000           2,089,893
   6.125%, due August 15, 2029                                                                        400,000             424,949
                                                                                                    6,000,000           7,191,693
*GOVERNMENT SPONSORED ENTERPRISES-- 19.90%
Federal Home Loan Mortgage Corporation
   7.75%, due April 1, 2008                                                                            75,048              79,062
   7.75%, due November 1, 2008                                                                         16,739              17,478
   8.00%, due August 1, 2009                                                                           11,794              12,691
   8.25%, due October 1, 2010                                                                          80,064              84,271
   9.00%, due June 1, 2016                                                                             41,862              46,059
   8.00%, due October 1, 2018                                                                          84,721              91,162
   9.00%, due October 1, 2018                                                                          24,580              26,363
   7.50%, due February 1, 2021                                                                        381,752             401,231
   6.00%, due November 1, 2028                                                                      4,527,487           4,558,435
   7.50%, due February 1, 2030                                                                      1,378,219           1,448,543
   7.50%, due January 1, 2031                                                                         801,106             841,982
   6.50%, due June 1, 2031                                                                          1,773,401           1,812,246
Federal National Conventional Loan
   7.50%, due September 1, 2029                                                                     1,081,093           1,135,423
   7.00%, due October 1, 2029                                                                         293,871             304,771
   7.00%, due January 1, 2030                                                                           9,274               9,618
   7.00%, due February 1, 2030                                                                        828,161             858,877
   6.50%, due May 1, 2031                                                                             444,625             454,086
   6.50%, due October 1, 2031                                                                       2,284,306           2,332,914
Federal National Mortgage Association
   7.00%, due December 1, 2007                                                                        146,555             151,991
   8.25%, due January 1, 2009                                                                          60,312              63,485
   8.00%, due February 1, 2009                                                                         40,542              43,067
   8.50%, due July 1, 2013                                                                             14,918              15,959
   5.50%, due March 1, 2017                                                                         1,437,090           1,440,233
   5.50%, due April 1, 2017                                                                            41,477              41,568
   5.50%, due June 1, 2017                                                                            499,951             501,045
   9.50%, due June 25, 2018                                                                            52,788              59,384
   9.25%, due October 1, 2020                                                                          35,203              38,818
   6.50%, due March 1, 2029                                                                           859,357             877,643
   5.50%, due January 1, 2032                                                                         481,084             467,126
                                                                                                   17,807,380          18,215,531

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                               34,924,237          36,958,032
(Cost $36,030,458)

REPURCHASE AGREEMENT-- 0.60%
UMB Bank, n.a., 1.35%, due July 1, 2002
   (Collateralized by U.S. Treasury Bills,
   due July 5, 2002 with a market value of $561,819)                                                  550,000             550,000
(Cost $550,000)

TOTAL INVESTMENTS-- 99.20%                                                                                             90,826,398
(Cost $90,468,538)

Other assets less liabilities-- 0.80%                                                                                     730,082

TOTAL NET ASSETS-- 100.00%                                                                                        $    91,556,480

For federal income tax purposes the identified cost of investments owned at June
30, 2002, was $90,756,539.

Net unrealized appreciation for federal income tax purposes was $69,859, which is comprised of unrealized appreciation of $2,640,697 and unrealized depreciation of $2,570,838.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Schedule of Investments
June 30, 2002

Babson Bond Trust - Portfolio S

                                                                                                Principal
Description                                                                                       Amount           Market Value

CORPORATE BONDS-- 48.81%
BANKS AND FINANCE-- 21.64%
Associates Corporation North America,
   5.80%, due April 20, 2004                                                               $          500,000    $        523,072
Bank of America Corp., 6.625%, due June 15, 2004                                                      100,000             106,143
Bank of America Corp., 5.25%, due February 1, 2007                                                     55,000              56,202
Boeing Capital Corp., 7.10%, due September 27, 2005                                                   165,000             178,664
CIT Group Holdings, 7.50%, due November 14, 2003                                                       85,000              84,564
CIT Group Holdings, 7.625%, due August 16, 2005                                                        40,000              39,430
CIT Group, Inc., 6.15%, due December 15, 2002                                                          35,000              34,605
CIT Group, Inc., 7.375%, due April 2, 2007                                                             70,000              70,077
Countrywide Home Loan, 5.50%, due February 1, 2007                                                    140,000             142,640
Fannie Mae, 6.625%, due October 15, 2007                                                              475,000             521,871
Fannie Mae, 5.75%, due February 15, 2008                                                              350,000             369,786
Ford Motor Co., 4.14%, dueDecember 15, 2005                                                           175,000             178,404
Ford Motor Credit Co., 7.875%, due June 15, 2010                                                      200,000             209,396
GE Capital Commercial, 5.875%, due February 15, 2012                                                   80,000              79,375
GE Capital Commercial, 5.033%, due December 10, 2035                                                  263,966             270,576
GMAC, 7.75%, due January 19, 2010                                                                     700,000             741,726
Hellenic Republic, 6.95%, due March 4, 2008                                                           300,000             329,629
Household Financial Corp., 6.50%, due January 24, 2006                                                150,000             153,479
Household Finance Co., 6.375%, due October 15, 2011                                                   290,000             277,895
Interpublic Group Co., 7.875%, due October 15, 2005                                                   175,000             187,425
Kimco Realty Corp., 7.86%, due November 1, 2007                                                       150,000             164,284
Merrill Lynch & Co., 4.54%, due March 8, 2005                                                     250,000             253,267
MMCA Automobile Trust, 4.15%, due May 15, 2006                                                        200,000             203,398
National City Auto, 4.04%, due July 15, 2006                                                          450,000             457,899
Prologis Trust, 7.00%, due October 1, 2003                                                             25,000              25,889
Sprint Capital Corp., 7.125%, due January 30, 2006                                                    110,000              88,086
SunTrust Banks, Inc., 6.00%, due February 15, 2026                                                    555,000             575,905
Supervalu, Inc., 7.50%, due May 15, 2012                                                               70,000              73,242
Textron Financial Co., 5.95%, due March 15, 2004                                                      125,000             128,952
Wells Fargo Financial, 5.125%, due February 15, 2007                                                  160,000             162,046
                                                                                                    6,443,966           6,687,927
COMMUNICATIONS-- 5.64%
AOL Time Warner, 5.625%, due May 1, 2005                                                              155,000             152,186
AOL Time Warner, 6.875%, due May 1, 2012                                                               95,000              87,765
AT&T Corp., 5.625%, due March 15, 2004                                                            325,000             299,140
AT&T Wireless Service, 7.50%, due May 1, 2007                                                      40,000              34,440
BellSouth Savings & Employee Stock Ownership Trust,
   9.19%, due July 1, 2003                                                                            252,621             260,372
Comcast Cable Communications, 6.375%, due January 30, 2006                                            155,000             150,238
Cox Communications, Inc., 7.75%, due November 1, 2010                                                 150,000             142,884
Qwest Communications, 7.50%, due November 1, 2008                                                     300,000             183,000
Telefonica Europe, 7.35%, due September 15, 2005                                                      150,000             158,623
United Technologies Corp., 6.35%, due March 1, 2011                                                   170,000             179,018
WorldCom, Inc., 6.50%, due May 15, 2004                                                                70,000              11,550
WorldCom, Inc., 8.00%, due May 15, 2006                                                               550,000              85,250
                                                                                                    2,412,621           1,744,466
DIVERSIFIED-- 9.91%
Anheuser-Busch Companies, Inc., 6.00%, due April 15, 2011                                             155,000             161,037
Apache Corp., 6.25%, due April 15, 2012                                                               100,000             103,425
Aramark Services, 8.15%, due May 1, 2005                                                               50,000              52,885
Brascan Corp., 8.125%, due December 15, 2008                                                           60,000              61,185
Continental Airlines, 8.048%, due November 1, 2020                                                    221,913             226,614
Daimler-Chrysler, 6.90%, due September 1, 2004                                                        125,000             131,589
Daimler-Chrysler, 6.40%, due May 15, 2006                                                             155,000             161,067
Eli Lilly & Co., 5.50%, due July 15, 2006                                                         155,000             160,801
Enterprise Products, 7.50%, due February 1, 2011                                                      155,000             162,106
Fred Meyer, Inc., 7.45%, due March 1, 2008                                                            150,000             165,114
Gannett Company, Inc., 4.95%, due April 1, 2005                                                       175,000             178,648
Gatx Capital Corp., 6.875%, due December 15, 2006                                                     175,000             161,677
Humana, Inc., 7.25%, due August 1, 2006                                                               100,000             104,511
Kellogg Co., 5.50%, due April 1, 2003                                                                 200,000             203,688
Kerr-McGee Corp., 5.375%, due April 15, 2005                                                          110,000             112,437
Masco Corp., 6.75%, due March 15, 2006                                                                155,000             164,231
Safeway, Inc., 6.05%, due November 15, 2003                                                           150,000             155,167
Simon Debart, 6.625%, due June 15, 2003                                                                40,000              41,055
Target Corp., 5.50%, due April 1, 2007                                                                135,000             139,506
Tyco International, 6.375%, due February 15, 2006                                                     150,000             121,559
Tyco International, 6.375%, due October 15, 2011                                                       45,000              34,515
Unitedhealth Group, Inc., 5.20%, due January 17, 2007                                                 150,000             152,571
Visteon Corp., 8.25%, due August 1, 2010                                                              100,000             108,535
                                                                                                   3,011,913            3,063,923
INDUSTRIALS-- 8.26%
Atom Energy Corp., 7.375%, due May 15, 2011                                                           150,000             160,864
Avery Dennison Corp., 6.76%, due April 15, 2005                                                       150,000             160,857
Avnet, Inc., 8.20%, due October 17, 2003                                                              175,000             181,733
Conoco, Inc., 6.35%, due April 15, 2009                                                               175,000             184,354
Cytec Industries, Inc., 6.75%, due March 15, 2008                                                     125,000             123,992
Dominion Resources, Inc., 7.82%, due September 15, 2004                                               150,000             160,370
Duke Energy Field Services, 7.875%, due August 16, 2010                                               155,000             164,801
Ecolab, Inc., 6.875%, due February 1, 2011                                                            140,000             142,618
Ingersoll-Rand, 5.80%, due June 1, 2004                                                               125,000             129,225
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011                                                  408,135             389,833
Petroleum Geo-Services, 7.50%, due March 31, 2007                                                      95,000              77,037
Progress Energy, Inc., 6.55%, due March 1, 2004                                                        90,000              93,785
Raytheon Co., 7.90%, due March 1, 2003                                                                 75,000              76,933
Scholastic Corp., 5.75%, due January 15, 2007                                                         150,000             151,573
Sunoco, Inc., 6.75%, due April 1, 2011                                                                 80,000              81,923
Tosco Corp., 7.25%, due January 1, 2007                                                               175,000             190,858
Weyerhaeuser Co., 6.00%, due August 1, 2006                                                            80,000              82,091
                                                                                                    2,498,135           2,552,847

U.S. DOLLAR DENOMINATED CANADIAN SECURITIES-- 0.49%
Canadian National Railway Co., 6.375%, due October 15, 2011                                           145,000             150,851

UTILITIES-- 2.87%
Consolidated Edison, Inc., 6.15%, due July 1, 2008                                                    400,000             417,332
Consolidated Natural Gas, Inc., 6.25%, due November 1, 2011                                            70,000              70,311
Keyspan Gas East, 6.90%, due January 15, 2008                                                         140,000             150,837
National Rural Utility, 7.25%, due March 1, 2012                                                      160,000             170,515
Union Oil Company of California, 6.375%, due February 1, 2004                                          75,000              77,871
                                                                                                      845,000             886,866

TOTAL CORPORATE BONDS                                                                              15,356,635          15,086,880
(Cost $15,271,782)

ASSET-BACKED BONDS-- 0.88%
Conseco Financial Securities, 6.21%, due July 1, 2032                                                 110,000             114,920
MBNA Master Credit Card Trust II,
   5.90%, due August 15, 2011                                                                         150,000             157,101

TOTAL ASSET-BACKED BONDS                                                                              260,000             272,021
(Cost $251,737)

COMMERCIAL MORTGAGE-BACKED BONDS-- 5.60%
Chase Commercial Mortgage, 7.60%, due March 18, 2006                                                  180,000             197,719
CS First Boston Mortgage Securities Corp.,
   6.52%, due July 17, 2007                                                                           400,000             424,891
Impac Secured Assets, 6.73%, due August 25, 2026                                                      387,043             389,621
JP Morgan Commercial Mortgage Financial Corp.,
   6.507%, due October 15, 2035                                                                       250,000             265,812
Norwest Asset Securities, 7.25%, due December 25, 2027                                                110,581             113,918
Oakwood Mortgage Investments, 5.92%, due September 15, 2017                                           225,000             233,810
Vendee Mortgage Trust, 7.75%, due May 15, 2022                                                         97,434             105,469

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                                                              1,650,058           1,731,240
(Cost $1,689,596)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES-- 44.00%
U.S. GOVERNMENTAL AGENCY-- 14.49%
*Government National Mortgage Association
   8.00%, due October 15, 2007                                                                          7,813               8,325
   8.00%, due November 15, 2009                                                                       238,530             254,635
   7.50%, due October 15, 2011                                                                        135,006             143,343
   7.50%, due November 15, 2011                                                                       162,601             172,641
   9.50%, due September 15, 2019                                                                        4,372               4,708
   8.00%, due December 15, 2022                                                                        98,036             104,464
   6.50%, due September 15, 2023                                                                      302,443             309,272
   6.50%, due December 15, 2023                                                                       169,075             172,892
   7.00%, due May 15, 2024                                                                            325,357             338,599
   8.00%, due November 15, 2026                                                                       184,796             196,913
   7.00%, due December 15, 2029                                                                     1,183,569           1,231,744
   6.50%, due July 15, 2031                                                                           496,697             507,912
   6.50%, due August 15, 2031                                                                          49,878              51,004
   6.50%, due November 15, 2031                                                                        47,504              48,576
   6.00%, due February 14, 2032                                                                       273,814             274,119
   6.00%, due July 1, 2032                                                                            650,000             649,188
Small Business Administration guaranteed
development participation certificates
   9.80%, due July 1, 2008                                                                              9,041               9,657
                                                                                                    4,338,532           4,477,992
U.S. GOVERNMENT SECURITIES-- 5.61%
U.S. Treasury Bonds
   6.50%, due October 15, 2006                                                                      1,575,000           1,734,355

*GOVERNMENT SPONSORED ENTERPRISES-- 23.90%
Federal Home Loan Mortgage Corporation
   8.25%, due July 1, 2008                                                                              2,389               2,408
   8.00%, due January 1, 2012                                                                         176,479             187,793
   9.00%, due June 1, 2016                                                                             33,812              37,201
   8.00%, due May 1, 2017                                                                              16,254              17,490
   9.00%, due May 15, 2021                                                                             33,181              35,130
   6.00%, due November 1, 2028                                                                      1,393,073           1,402,595
   7.50%, due February 1, 2030                                                                      1,116,218           1,173,173
   7.00%, due September 1, 2031                                                                       244,623             253,733
Federal National Conventional Loan
   5.50%, due March 1, 2017                                                                           101,650             101,872
   7.50%, due September 1, 2029                                                                       324,328             340,627
   7.00%, due December 1, 2029                                                                        332,005             344,319
   7.00%, due February 1, 2030                                                                         10,067              10,441
   6.50%, due May 1, 2031                                                                             266,775             272,452
   6.50%, due October 1, 2031                                                                         913,722             933,165
Federal National Mortgage Association
   7.00%, due December 1, 2007                                                                         27,217              28,227
   8.25%, due January 1, 2009                                                                           6,282               6,613
   5.50%, due March 18, 2017                                                                          152,345             152,678
   5.50%, due May 1, 2017                                                                             498,319             499,409
   9.25%, due October 1, 2020                                                                          18,528              20,431
   6.50%, due March 1, 2029                                                                           687,485             702,114
   6.50%, due June 1, 2029                                                                             16,369              16,718
   6.50%, due September 1, 2031                                                                       683,349             697,890
   5.50%, due January 1, 2032                                                                         153,748             149,287
                                                                                                    7,208,218           7,385,766

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                                                               13,121,750          13,598,113
(Cost $13,320,700)

REPURCHASE AGREEMENT-- 0.40%
UMB Bank, n.a., 1.35%, due July 1, 2002
   (Collateralized by U.S. Treasury Bills,
   due July 5, 2002 with a market value of $127,959)                                                  125,000             125,000
(Cost $125,000)

TOTAL INVESTMENTS-- 99.69%                                                                                             30,813,254
(Cost $30,658,815)

Other assets less liabilities-- 0.31%                                                                                      94,700

TOTAL NET ASSETS-- 100.00%                                                                                       $     30,907,954

For federal income tax purposes, the identified cost of investments owned at
June 30, 2002, was $30,855,375.

Net unrealized depreciation for federal income tax purposes was $42,121, which is comprised of unrealized appreciation of $835,860 and unrealized depreciation of $877,981.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.

Babson Money Market Fund

Yields available on short-term securities remained at very low levels precipitated by the massive Fed easing cycle of 2001. Commercial paper, Agency discount notes and Treasury bills were all impacted by this decline in rates.
Many economists thought earlier this year that the economy had turned the corner and expected the Fed to begin a tightening cycle during the second quarter of this year. But after a decided increase in first quarter Gross Domestic Product, the economy turned in a lackluster performance second quarter. Many now feel the next Fed move could be an ease. This idea is probably too premature at this point as mixed economic signals seem to paint an uncertain future picture.

With economic concern, accounting irregularities and corporate governance issues coming to light on an almost daily basis, commercial paper issuance declined substantially during the first half. Based on this reality, Babson Money Market
Fund continued to invest a substantial percentage of the portfolio in Agency discount notes and Treasury bills. Purchase of these high-quality issues was due both to a lack of commercial paper issuance and concern over corporate credit deterioration. We continue to inject a good dose of diversification into the portfolio in order to mitigate any corporate landmines. And with narrow spreads between Agencies and commercial paper continuing, the portfolio remains tilted with a high-quality, defensive posture.

The seven-day yield for Babson Money Market Fund was 0.88%, as of June 30, 2002.
An investment in this Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Schedule of Investments
June 30, 2002

BABSON MONEY MARKET FUND
                                                                                                Principal
Description                                                                                       Amount           Market Value

SHORT-TERM CORPORATE NOTES-- 46.93%
Alcoa, Incorporated, 1.73%, due July 22, 2002                                              $          900,000    $        899,092
Anheuser-Busch Companies, Incorporated,
   1.72%, due July 15, 2002                                                                           900,000             899,398
BellSouth Corporation, 1.73%, due July 1, 2002                                                        875,000             875,000
Caterpillar Financial Services, 1.89%, due July 11, 2002                                              600,000             599,685
Duke Energy Corporation, 1.72%, due July 30, 2002                                                     900,000             898,753
Emerson Electric Company, 1.73%, due August 22, 2002                                                  920,000             917,701
Gannett Company, 1.75%, due August 15, 2002                                                           750,000             748,359
General Dynamics Corporation, 1.90%, due September 27, 2002                                           920,000             915,727
Gillette Company, 1.74%, due July 29, 2002                                                            900,000             898,782
Household Finance Company, 1.78%, due July 25, 2002                                                   725,000             724,140
Johnson & Johnson, 1.78%, due August 6, 2002                                                      895,000             893,407
Kimberly-Clark, 1.73%, due July 16, 2002                                                              900,000             899,351
Estee Lauder Company, 1.74%, due August 26, 2002                                                      735,000             733,011
Marsh & McLennan, 1.76%, due August 15, 2002                                                      890,000             888,042
McGraw-Hill Companies, 1.87%, due August 13, 2002                                                     825,000             823,157
Nestle Capital Corporation, 1.83%, due July 9, 2002                                                   930,000             929,622
Paccar Financial Corporation, 1.83%, due July 10, 2002                                                920,000             919,579
SBC Communications, Incorporated, 1.78%, due July 18, 2002                                            800,000             799,328
Toyota Motor Credit, 1.72%, due August 9, 2002                                                        485,000             484,096
United Parcel, 1.70%, due August 1, 2002                                                              910,000             908,668
Wells Fargo Financial, 1.78%, due August 5, 2002                                                      925,000             923,399
Wisconsin Electric Power, 1.74%, due July 22, 2002                                                    200,000             199,797

TOTAL SHORT-TERM CORPORATE NOTES                                                                   17,805,000          17,778,094
(Cost $17,778,094)

U.S. GOVERNMENT SECURITIES-- 28.12%
U.S. Treasury Bills
   1.79%, due August 8, 2002                                                                        1,285,000           1,282,572
   1.635%, due August 29, 2002                                                                        800,000             797,856
   1.75%, due September 5, 2002                                                                       865,000             862,225
   1.70%, due September 19, 2002                                                                    1,000,000             996,222
   1.685%, due October 3, 2002                                                                        900,000             896,040
   1.64%, due October 17, 2002                                                                      1,025,000           1,019,957
   1.78%, due October 24, 2002                                                                        910,000             904,826
   1.82%, due October 31, 2002                                                                      1,060,000           1,053,462
   1.69%, due November 21, 2002                                                                       700,000             695,301
   1.815%, due December 5, 2002                                                                     1,000,000             992,085
   1.735%, due December 12, 2002                                                                    1,160,000           1,150,832

TOTAL U.S. GOVERNMENT SECURITIES                                                                   10,705,000          10,651,378
(Cost $10,651,378)

GOVERNMENT SPONSORED ENTERPRISES-- 24.63%
Federal Farm Credit Banks Discount Notes
   1.87%, due July 8, 2002                                                                            790,000             789,713
Federal Home Loan Banks Discount Notes
   1.72%, due July 3, 2002                                                                            425,000             424,959
   1.73%, due July 12, 2002                                                                           920,000             919,514
   1.73%, due August 21, 2002                                                                         235,000             234,424
Federal Home Loan Mortgage Corporation Discount Notes
   1.82%, due July 26, 2002                                                                           875,000             873,894
   1.88%, due July 31, 2002                                                                           575,000             574,099
   1.93%, due August 21, 2002                                                                         200,000             199,453
   2.01%, due September 12, 2002                                                                      750,000             746,943
Federal National Mortgage Association
   1.73%, due July 2, 2002                                                                          1,040,000           1,039,950
   1.64%, due July 17, 2002                                                                           800,000             799,417
   1.755%, due July 24, 2002                                                                          900,000             898,991
   1.76%, due August 28, 2002                                                                         550,000             548,440
   2.12%, due September 25, 2002                                                                      350,000             348,227
   2.58%, due February 7, 2003                                                                        945,000             930,033

TOTAL GOVERNMENT SPONSORED ENTERPRISES                                                              9,355,000           9,328,057
(Cost $9,328,057)

TOTAL INVESTMENTS-- 99.68%                                                                                             37,757,529
(Cost $37,757,529)

Other assets less liabilities-- 0.32%                                                                                     119,408

TOTAL NET ASSETS-- 100.00%                                                                                       $     37,876,937

The identified cost of investments owned at June 30, 2002, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

Babson Tax-Free Income Fund

Municipal bond funds have benefited from a flight-to-quality by nervous investors. Investors are currently suffering from a crisis of confidence regarding corporate governance and accounting as well as sustained geopolitical risk. As a result, many investors have sought the safe haven of municipal bonds to preserve capital and earn a predictable income stream. Overall, municipal bonds have returned 4.6% year-to-date and 6.9% for the one year period ending
June 30, 2002. This compares favorably with investment returns in taxable bonds for the same time periods. In addition, municipals offer significant tax-advantages to investors in most tax brackets.

Increased demand for municipals has driven yields lower by approximately one-half percentage point. Remarkably, the market has been able to easily absorb record year-to-date issuance as municipalities turn from pay as you go financing to bond financing for capital projects. State and local governments are downsizing their budgets in light of declining personal and corporate income tax revenue as well as declining sales tax revenues. Municipalities are making difficult decisions in efforts to reduce spending and increase revenues. As a result of strong management and improved budgeting practices over the past decade, state and local governments are in better condition to weather the current negative economic climate. Babson Tax-Free Income Fund seeks to reduce credit risk by providing investors with a portfolio of investments diversified both geographically and by revenue sector.

Babson Tax-Free Income Fund has always focused on high quality issues and this policy continues to serve our shareholders well. High quality municipals have provided strong returns over the past year in this era of increased economic and geopolitical uncertainty.

Quality Ratings

Aaa                                                                       67%
Aa                                                                        26
A                                                                          6
Lower                                                                      1
Total                                                                    100%

Source: Moody's

Babson Tax-Free Income Fund
Versus LIPPER GENERAL MUNICIPAL
BOND (LGMB) FUNDS

CHART

Average annual compounded total returns for one, five and ten year periods as of
June 30, 2002, were 6.12%, 5.30% and 5.67%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments
June 30, 2002

Babson Tax-Free Income Fund
                                                                                                Principal
Description                                                                                       Amount           Market Value

ALABAMA
Jefferson County Sewer, 5.00%, due February 1, 2033                                        $        1,000,000    $        966,530

Arizona
Maricopa County Unified School District,
   6.40%, due July 1, 2005                                                                            500,000             531,255
Maricopa County Unified School District,
   9.25%, due July 1, 2007                                                                            500,000             639,935

ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010                                                         1,000,000             718,100

CALIFORNIA
Santa Rosa Water, Series B, 6.00%, due September 1, 2015                                              500,000             584,720

COLORADO
Jefferson County School District,
   6.00%, due December 15, 2006                                                                       500,000             566,495
Weld County School District, 5.50%, due December 1, 2019                                            1,000,000           1,061,840

CONNECTICUT
Bridgeport, Series A, 6.00%, due July 15, 2014                                                      1,000,000           1,136,870

DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003                                               915,000             950,045
District of Columbia, Series A, 5.75%, due June 1, 2003                                                85,000              87,619

FLORIDA
Dade County, 0.00%, due October 1, 2027                                                            1,000,000              244,900
Miami-Dade County, Series A, 0.00%, due October 1, 2015                                               500,000             258,955
Tampa (Catholic Health Care East),
   4.875%, due November 15, 2023                                                                      500,000             475,440

HAWAII
Hawaii State, 5.50%, due September 1, 2006                                                            500,000             551,005

ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022                                                      1,000,000           1,024,240
Du Page & Will Counties Community School District #204,
   7.25%, due December 30, 2004                                                                       500,000             561,285
Metro Pier & Expo Tax Authority, 5.375%, due December 15, 2017                                  1,000,000           1,049,710
University of Illinois, 5.50%, due August 15, 2013                                                  1,000,000           1,092,030

INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
   5.60%, due August 1, 2015                                                                          500,000             522,125
Kokomo Center, 6.75%, due July 15, 2007                                                               250,000             287,623

LOUISIANA
St. Tammany Parish Hospital Service District #2
   (Slidell Memorial Hospital & Medical Center),
   6.125%, due October 1, 2011                                                                        500,000             547,135

MASSACHUSETTS
Foxborough, 6.00%, due June 1, 2014                                                                 1,000,000           1,133,750
Framingham, 6.00%, due March 1, 2015                                                                  500,000             561,340
Massachusetts Health & Education, 5.75%, due July 1, 2012                                       1,000,000           1,112,450
Massachusetts Health & Education, Series D,
   5.75%, due July 1, 2014                                                                            500,000             532,225
Massachusetts State Consolidated Loan,
   5.75%, due February 1, 2007                                                                        500,000             556,130

MICHIGAN
Hartland, 6.00%, due May 1, 2020                                                                    1,000,000           1,147,690
Howell Public Schools, 5.25%, due May 1, 2015                                                       1,430,000           1,516,958
Jackson Public Schools, 6.00%, due May 1, 2013                                                      1,000,000           1,118,960

NEVADA
Washoe County (Reno Sparks Bowling Facility), Series A,
   5.40%, due July 1, 2006                                                                            500,000             537,540

NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
   (Franklin Pierce Law Center), 5.50%, due July 1, 2018                                              500,000             500,320

NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003                                                      35,000              36,506
NEW YORK
New York City Transportation B Future,
   5.50%, due February 1, 2016                                                                      1,000,000           1,076,270
New York Medical Care Finance Agency, Series F,
   6.00%, due August 15, 2002                                                                         500,000             502,720
New York State Thruway Authority Highway,
   5.50%, due April 1, 2005                                                                           500,000             539,525

OHIO
Cleveland Airport, 5.25%, due January 1, 2019                                                       1,000,000           1,024,780
Cleveland Waterworks, 5.375%, due January 1, 2015                                                   1,000,000           1,079,030
Ohio Public Facilities, 5.125%, due June 1, 2011                                                    1,000,000           1,084,380

RHODE ISLAND
Rhode Island Depositors Economic Protection Corp., Series B,
   5.80%, due August 1, 2009                                                                          500,000             567,170

TEXAS
Frisco Independent School District,
   6.50%, due August 15, 2015                                                                       1,000,000           1,151,550
Plano Independent School District,
   5.375%, due February 15, 2016                                                                    1,000,000           1,058,950
San Antonio Electric & Gas, 5.75%, due February 1, 2015                                           500,000             544,085

WASHINGTON
Tacoma Conservation System Project (Tacoma Public Utilities),
   6.50%, due January 1, 2012                                                                         500,000             540,380
Seattle Municipal Light & Power, 5.625%, due December 1, 2016                                   1,000,000           1,070,060
Seattle Water System, 5.75%, due July 1, 2023                                                       1,000,000           1,052,290
Washington Public Power Supply System Nuclear Project #2,
   Series B, 5.10%, due July 1, 2004                                                                  500,000             530,460

WISCONSIN
Milwaukee Metropolitan Sewer District, Series A,
   6.00%, due October 1, 2007                                                                         500,000             568,365

TOTAL MUNICIPAL SECURITIES-- 96.07%                                                                                    35,001,741
(Cost $33,018,797)

REPURCHASE AGREEMENT-- 2.73%
UMB Bank, n.a., 1.35%, due July 1, 2002
   (Collateralized by U.S. Treasury Bills,
   due July 5, 2002 with a market value of $1,015,673)                                                995,000             995,000
(Cost $995,000)

TOTAL INVESTMENTS-- 98.80%                                                                                             35,996,741
(Cost $34,013,797)

Other assets less liabilities-- 1.20%                                                                                     438,418

TOTAL NET ASSETS-- 100.00%                                                                                       $     36,435,159

The identified cost of investments owned at June 30, 2002, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $1,982,944, which is comprised of unrealized appreciation of $1,995,480 and unrealized depreciation of $12,536.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2002
(In Thousands Except Per Share Data)
                                                                                    Babson           Babson             Babson
                                                                                  Enterprise       Enterprise           Growth
                                                                                     Fund            Fund II            Fund
ASSETS:
   Investments, at cost                                                         $      322,085   $        48,062   $      213,065

   Investments, at value                                                        $      369,301   $        61,287   $      226,019
   Cash denominated in foreign currencies (cost $14)                                        --                --               --
   Cash                                                                                     --               --                11

   Receivables:
      Investments sold                                                                     592               320               --
      Dividends                                                                            119                62              197
      Interest                                                                               2                --               --
      Fund shares sold                                                                   1,284               145               --
      Foreign tax                                                                           --                --               --
      Other                                                                                 --                --               --
   Prepaid registration fees                                                                --                --               --
         Total assets                                                                  371,298            61,814          226,227

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                          619                28               --
   Payables:
      Management fees                                                                      328                63              165
      Registration fees                                                                     --                --               --
      Custody fees                                                                          --                --               --
      Dividends                                                                             --                --               --
      Investments purchased                                                                 --               303               --
      Fund share redemptions                                                                --                --               --
      Foreign tax withholding                                                               --                --               --

         Total liabilities                                                                 947               394              165

NET ASSETS                                                                      $      370,351   $        61,420   $      226,062

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $      323,750   $        47,089   $      280,830
   Accumulated undistributed net investment
      income (loss)                                                                         --                --               --
   Accumulated net realized gain (loss)
      on sale of investments and foreign
      currency transactions                                                              (615)             1,106         (67,722)
   Net unrealized appreciation (depreciation)
      in value of investments and translation
      of assets and liabilities in foreign currency                                     47,216            13,225           12,954

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $      370,351   $        61,420   $      226,062

Capital shares, $1.00 par value except for $0.01 Money Market and $0.10 Tax-Free
   Income:
   Authorized                                                                           40,000            10,000          100,000

   Outstanding                                                                          20,593             2,397           24,590

NET ASSET VALUE PER SHARE                                                       $        17.98   $         25.62   $         9.19

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2001
(In Thousands Except Per Share Data)
                                                                                                                     Babson-
                                                                                                                     Stewart
                                                                                    Babson          Babson            Ivory
                                                                                    Shadow           Value        International
                                                                                  Stock Fund         Fund             Fund
ASSETS:
   Investments, at cost                                                         $       82,940    $      288,056   $       17,540

   Investments, at value                                                        $       97,733    $      436,275   $       17,288
   Cash denominated in foreign currencies (cost $14)                                        --                --               15
   Cash                                                                                     36                --               --

   Receivables:
      Investments sold                                                                      --                --               --
      Dividends                                                                             88               376               20
      Interest                                                                               1                --               --
      Fund shares sold                                                                     525               455              455
      Foreign tax                                                                           --                --               68
      Other                                                                                 --                --               --
   Prepaid registration fees                                                                --                --               --
         Total assets                                                                   98,383           437,106           17,846

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --               272               10
   Payables:
      Management fees                                                                       76               347               16
      Registration fees                                                                     --                --               --
      Custody fees                                                                          --                --               84
      Dividends                                                                             --                --               --
      Investments purchased                                                              1,995                --               --
      Fund share redemptions                                                                --                --               50
      Foreign tax withholding                                                               --                --                1

         Total liabilities                                                               2,071               619              161

NET ASSETS                                                                      $       96,312    $      436,487    $      17,685

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $       79,781    $      291,020    $      24,909
   Accumulated undistributed net investment
      income (loss)                                                                         31             (196)             (35)
   Accumulated net realized gain (loss)
      on sale of investments and foreign
      currency transactions                                                              1,707           (2,556)          (6,945)
   Net unrealized appreciation (depreciation)
      in value of investments and translation
      of assets and liabilities in foreign currency                                     14,793           148,219            (244)

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       96,312    $      436,487    $      17,685

Capital shares, $1.00 par value except for $0.01 Money Market and $0.10 Tax-Free
   Income:
   Authorized                                                                           10,000            50,000           10,000

   Outstanding                                                                           6,597            10,186            1,287

NET ASSET VALUE PER SHARE                                                       $        14.60    $        42.85    $       13.74

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2002
(In Thousands Except Per Share Data)
                                                                                   Babson             Babson             Babson
                                                                                    Bond               Bond               Money
                                                                                    Trust              Trust             Market
                                                                                 Portfolio L        Portfolio S           Fund
ASSETS:
   Investments, at cost                                                         $       90,469    $       30,659    $      37,758

   Investments, at value                                                        $       90,826    $       30,813    $      37,758
   Cash denominated in foreign currencies (cost $14)                                        --                --               --
   Cash                                                                                      2                55              143

   Receivables:
      Investments sold                                                                      --               477               --
      Dividends                                                                             --                --               --
      Interest                                                                           1,207               371               --
      Fund shares sold                                                                       8                 2               --
      Foreign tax                                                                           --                --               --
      Other                                                                                  6                 3               --
   Prepaid registration fees                                                                --                --               29
         Total assets                                                                   92,049            31,721           37,930

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                           --                --               --
   Payables:
      Management fees                                                                       72                17               26
      Registration fees                                                                     --                 1               --
      Custody fees                                                                          --                --               --
      Dividends                                                                            421               144               27
      Investments purchased                                                                 --               651               --
      Fund share redemptions                                                                --                --               --
      Foreign tax withholding                                                               --                --               --

         Total liabilities                                                                 493               813               53

NET ASSETS                                                                      $       91,556    $       30,908     $     37,877

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $       95,471    $       33,033     $     37,938
   Accumulated undistributed net investment
      income (loss)                                                                          1                --               --
   Accumulated net realized gain (loss)
      on sale of investments and foreign
      currency transactions                                                            (4,273)           (2,279)             (61)
   Net unrealized appreciation (depreciation)
      in value of investments and translation
      of assets and liabilities in foreign currency                                        357               154               --

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       91,556    $       30,908     $     37,877

Capital shares, $1.00 par value except for $0.01 Money Market and $0.10 Tax-Free
   Income:
   Authorized                                                                        Unlimited         Unlimited        2,000,000

   Outstanding                                                                          59,663             3,215           37,940

NET ASSET VALUE PER SHARE                                                       $         1.53    $         9.61     $       1.00

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 2002
(In Thousands Except Per Share Data)
                                                                                    Babson
                                                                                   Tax-Free
                                                                                    Income
                                                                                     Fund

ASSETS:
   Investments, at cost                                                         $       34,014

   Investments, at value                                                        $       35,997
   Cash denominated in foreign currencies (cost $14)                                        --
   Cash                                                                                     --

   Receivables:
      Investments sold                                                                      --
      Dividends                                                                             --
      Interest                                                                             582
      Fund shares sold                                                                      --
      Foreign tax                                                                           --
      Other                                                                                  2
   Prepaid registration fees                                                                --
         Total assets                                                                   36,581

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                            1
   Payables:
      Management fees                                                                       28
      Registration fees                                                                     --
      Custody fees                                                                          --
      Dividends                                                                            117
      Investments purchased                                                                 --
      Fund share redemptions                                                                --
      Foreign tax withholding                                                               --

         Total liabilities                                                                 146

NET ASSETS                                                                      $       36,435

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                  $       34,396
   Accumulated undistributed net investment
      income (loss)                                                                         --
   Accumulated net realized gain (loss)
      on sale of investments and foreign
      currency transactions                                                                 56
   Net unrealized appreciation (depreciation)
      in value of investments and translation
      of assets and liabilities in foreign currency                                      1,983

NET ASSETS APPLICABLE TO
   OUTSTANDING SHARES                                                           $       36,435

Capital shares, $1.00 par value except for $0.01 Money Market and $0.10 Tax-Free
   Income:
   Authorized                                                                          100,000

   Outstanding                                                                           3,985

NET ASSET VALUE PER SHARE                                                       $         9.14

See accompanying Notes to Financial Statements.

Statements of Operations
For The Year Ended June 30, 2002
(in thousands)
                                                                                    Babson           Babson             Babson
                                                                                  Enterprise       Enterprise           Growth
                                                                                     Fund            Fund II            Fund

INVESTMENT INCOME:
      Dividends                                                                 $        2,246   $           644   $        2,309
      Interest                                                                             348                23               52
      Foreign tax withheld                                                                  --                --             (37)
                                                                                         2,594               667            2,324
EXPENSES:
      Management fees                                                                    2,469               724            2,362
      Registration fees                                                                     36                22               46
      Custody and pricing service fees                                                      --                --               --
      Professional fees                                                                     --                --               --
         Total expenses before voluntary
            reduction of management fees                                                 2,505               746            2,408
         Less: voluntary reduction of management fees                                       --                --               --
         Net expenses                                                                    2,505               746            2,408
         Net investment income (loss)                                                       89              (79)             (84)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                         5,588             1,659         (53,403)
         Foreign currency transactions                                                      --                --               --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                    26,507             (195)         (26,817)
         Translation of assets and liabilities
           in foreign currencies                                                            --                --               --
         Net gain (loss) on investments and
           foreign currency transactions                                                32,095             1,464         (80,220)
         Increase (decrease) in net assets
           resulting from operations                                            $       32,184   $         1,385   $     (80,304)

See accompanying Notes to Financial Statements.

Statements of Operations
For The Year Ended June 30, 2002
(in thousands)
                                                                                                                    Babson-
                                                                                                                     Stewart
                                                                                    Babson          Babson            Ivory
                                                                                    Shadow           Value        International
                                                                                  Stock Fund         Fund             Fund
INVESTMENT INCOME:
      Dividends                                                                 $          843    $        8,721    $         369
      Interest                                                                              58               321                3
      Foreign tax withheld                                                                 (1)             (174)             (37)
                                                                                           900             8,868              335
EXPENSES:
      Management fees                                                                      556             4,264              287
      Registration fees                                                                     24                43               27
      Custody and pricing service fees                                                      --                --              183
      Professional fees                                                                    139                --               --
         Total expenses before voluntary
            reduction of management fees                                                   719             4,307              497
         Less: voluntary reduction of management fees                                       --                --               --
         Net expenses                                                                      719             4,307              497
         Net investment income (loss)                                                      181             4,561            (162)

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                         4,219            18,670          (5,992)
         Foreign currency transactions                                                      --                --               24
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                     3,074          (39,608)              487
         Translation of assets and liabilities
           in foreign currencies                                                            --                --               17
         Net gain (loss) on investments and
           foreign currency transactions                                                 7,293          (20,938)          (5,464)
         Increase (decrease) in net assets
           resulting from operations                                            $        7,474   $      (16,377)   $      (5,626)

See accompanying Notes to Financial Statements.

Statements of Operations
For The Year Ended June 30, 2002
(in thousands)
                                                                                    Babson                Babson             Babson
                                                                                     Bond                  Bond               Money
                                                                                     Trust                 Trust             Market
                                                                                  Portfolio L           Portfolio S           Fund
INVESTMENT INCOME:
      Dividends                                                                 $           --   $            --   $           --
      Interest                                                                           6,043             1,880              958
      Foreign tax withheld                                                                  --                --               --
                                                                                         6,043             1,880              958
EXPENSES:
      Management fees                                                                      922               298              327
      Registration fees                                                                     27                 9               31
      Custody and pricing service fees                                                      --                --               --
      Professional fees                                                                     --                --               --
         Total expenses before voluntary
            reduction of management fees                                                   949               307              358
         Less: voluntary reduction of management fees                                       --                94               --
         Net expenses                                                                      949               213              358
         Net investment income (loss)                                                    5,094             1,667              600

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                         (175)              (82)               32
         Foreign currency transactions                                                      --                --               --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                       281                19               --
         Translation of assets and liabilities
           in foreign currencies                                                            --                --               --
         Net gain (loss) on investments and
           foreign currency transactions                                                   106              (63)               32
         Increase (decrease) in net assets
           resulting from operations                                            $        5,200   $         1,604   $          632

See accompanying Notes to Financial Statements.

Statements of Operations
For The Year Ended June 30, 2002
(in thousands)
                                                                                    Babson
                                                                                   Tax-Free
                                                                                    Income
                                                                                     Fund
INVESTMENT INCOME:
      Dividends                                                                 $           --
      Interest                                                                           1,782
      Foreign tax withheld                                                                  --
                                                                                         1,782
EXPENSES:
      Management fees                                                                      342
      Registration fees                                                                     15
      Custody and pricing service fees                                                      --
      Professional fees                                                                     --
         Total expenses before voluntary
            reduction of management fees                                                   357
         Less: voluntary reduction of management fees                                       --
         Net expenses                                                                      357
         Net investment income (loss)                                                    1,425

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
      Realized gain (loss) from:
         Investment transactions                                                           115
         Foreign currency transactions                                                      --
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                       702
         Translation of assets and liabilities
           in foreign currencies                                                            --
         Net gain (loss) on investments and
           foreign currency transactions                                                   817
         Increase (decrease) in net assets
           resulting from operations                                            $        2,242

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                      Babson Enterprise Fund
                                                                                                      2002              2001
OPERATIONS:
   Net investment income (loss)                                                            $               89     $           286
   Net realized gain (loss) from investments
     and foreign currency transactions                                                                  5,588               7,067
   Change in net unrealized appreciation (depreciation)
     on investments and translation of assets
       and liabilities in foreign currencies during the year                                           26,507              13,552
        Net increase (decrease) in net assets
            resulting from operations                                                                  32,184              20,905

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                (434)               (156)
   Net realized gain from investment transactions                                                     (2,483)             (8,196)
        Total distributions to shareholders                                                           (2,917)             (8,352)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                        570,846              51,173
   Reinvested distributions                                                                             2,699               7,528
                                                                                                      573,545              58,701
   Shares repurchased                                                                               (369,187)            (45,922)
        Net increase (decrease) from
            capital share transactions                                                                204,358              12,779
            Net increase (decrease) in net assets                                                     233,625              25,332

NET ASSETS:
   Beginning of year                                                                                  136,726             111,394
   End of year                                                                             $          370,351     $       136,726
   Undistributed net investment income (loss) at end of year                               $               --     $           218

Fund share transactions:
   Shares sold                                                                                         32,203               3,542
   Reinvested distributions                                                                               178                 626
                                                                                                       32,381               4,168
   Shares repurchased                                                                                (20,762)             (3,254)
        Net increase (decrease) in fund shares                                                         11,619                 914

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                     Babson Enterprise Fund II
                                                                                                        2002            2001
OPERATIONS:
   Net investment income (loss)                                                            $             (79)    $             70
   Net realized gain (loss) from investments
       and foreign currency transactions                                                                1,659               7,360
   Change in net unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities in foreign currencies during the year                                                (195)                 915
        Net increase (decrease) in net assets
            resulting from operations                                                                   1,385               8,345

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                 (27)                (52)
   Net realized gain from investment transactions                                                     (2,831)             (5,613)
        Total distributions to shareholders                                                           (2,858)             (5,665)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         20,452              19,189
   Reinvested distributions                                                                             2,702               5,542
                                                                                                       23,154              24,731
   Shares repurchased                                                                                (20,583)            (26,847)
        Net increase (decrease) from capital share transactions                                         2,571             (2,116)
            Net increase (decrease) in net assets                                                       1,098                 564

NET ASSETS:
   Beginning of year                                                                                   60,322              59,758
   End of year                                                                             $           61,420    $         60,322
   Undistributed net investment income (loss) at end of year                               $               --    $             31
Fund share transactions:
   Shares sold                                                                                            774                 745
   Reinvested distributions                                                                               109                 225
                                                                                                          883                 970
   Shares repurchased                                                                                   (789)             (1,041)
        Net increase (decrease) in fund shares                                                             94                (71)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                        Babson Growth Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income (loss)                                                            $             (84)    $          (703)
   Net realized gain (loss) from investments
       and foreign currency transactions                                                             (53,403)               6,089
   Change in net unrealized appreciation (depreciation)
       on investments and translation of assets and liabilities
       in foreign currencies during the year                                                         (26,817)           (138,435)
        Net increase (decrease) in net assets
            resulting from operations                                                                (80,304)           (133,049)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   --                  --
   Net realized gain from investment transactions                                                     (6,394)            (74,806)
        Total distributions to shareholders                                                           (6,394)            (74,806)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         16,082              53,927
   Reinvested distributions                                                                             5,913              69,369
                                                                                                       21,995             123,296
   Shares repurchased                                                                                (55,883)            (93,470)
        Net increase (decrease) from capital share transactions                                      (33,888)              29,826
            Net increase (decrease) in net assets                                                   (120,586)           (178,029)

NET ASSETS:
   Beginning of year                                                                                  346,648             524,677
   End of year                                                                             $          226,062    $        346,648
   Undistributed net investment income (loss) at end of year                               $               --    $             --

Fund share transactions:
   Shares sold                                                                                          1,469               3,225
   Reinvested distributions                                                                               537               5,131
                                                                                                        2,006               8,356
   Shares repurchased                                                                                 (5,121)             (5,792)
        Net increase (decrease) in fund shares                                                        (3,115)               2,564

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                         Shadow Stock Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income (loss)                                                            $              181    $            566
   Net realized gain (loss) from investments and
       foreign currency transactions                                                                    4,219               1,211
   Change in net unrealized appreciation (depreciation)
       on investments and translation of assets and liabilities
       in foreign currencies during the year                                                            3,074               6,013
        Net increase (decrease) in net assets
            resulting from operations                                                                   7,474               7,790

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                (112)               (527)
   Net realized gain from investment transactions                                                     (1,029)             (2,661)
        Total distributions to shareholders                                                           (1,141)             (3,188)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         76,189              44,994
   Reinvested distributions                                                                             1,084               2,972
                                                                                                       77,273              47,966
   Shares repurchased                                                                                (49,456)            (35,846)
        Net increase (decrease) from capital share transactions                                        27,817              12,120
            Net increase (decrease) in net assets                                                      34,150              16,722

NET ASSETS:
   Beginning of year                                                                                   62,162              45,440
   End of year                                                                             $           96,312    $         62,162
   Undistributed net investment income (loss) at end of year                               $               31    $            118

Fund share transactions:
   Shares sold                                                                                          5,330               3,602
   Reinvested distributions                                                                                82                 269
                                                                                                        5,412               3,871
   Shares repurchased                                                                                 (3,513)             (2,879)
        Net increase (decrease) in fund shares                                                          1,899                 992

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Value Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income (loss)                                                            $            4,561    $          6,953
   Net realized gain (loss) from investments
       and foreign currency transactions                                                               18,670            (11,544)
   Change in net unrealized appreciation (depreciation)
       on investments and translation of assets and liabilities
       in foreign currencies during the year                                                         (39,608)              98,794
        Net increase (decrease) in net assets
        resulting from operations                                                                    (16,377)              94,203

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                              (4,980)            (10,399)
   Net realized gain from investment transactions                                                     (7,008)             (2,314)
        Total distributions to shareholders                                                          (11,988)            (12,713)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         49,963              47,381
   Reinvested distributions                                                                            11,465              12,211
                                                                                                       61,428              59,592
   Shares repurchased                                                                                (92,393)           (173,734)
        Net increase (decrease) from capital share transactions                                      (30,965)           (114,142)
            Net increase (decrease) in net assets                                                    (59,330)            (32,652)

NET ASSETS:
   Beginning of year                                                                                  495,817             528,469
   End of year                                                                             $          436,487    $        495,817
   Undistributed net investment income (loss) at end of year                               $            (196)    $            391

Fund share transactions:
   Shares sold                                                                                          1,223               1,418
   Reinvested distributions                                                                               207                 290
                                                                                                        1,430               1,708
   Shares repurchased                                                                                 (2,159)             (4,427)
        Net increase (decrease) in fund shares                                                          (729)             (2,719)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                          Babson-Stewart
                                                                                                        Ivory International
                                                                                                               Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income (loss)                                                            $            (162)    $          (112)
   Net realized gain (loss) from investments and
       foreign currency transactions                                                                  (5,968)               (440)
   Change in net unrealized appreciation (depreciation)
       on investments and translation of assets and liabilities
       in foreign currencies during the year                                                              504            (24,081)
        Net increase (decrease) in net assets
            resulting from operations                                                                 (5,626)            (24,633)

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                   --                  --
   Net realized gain from investment transactions                                                          --             (1,585)
        Total distributions to shareholders                                                                --             (1,585)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         55,959             260,286
   Reinvested distributions                                                                                --               1,440
                                                                                                       55,959             261,726
   Shares repurchased                                                                                (83,736)           (269,462)
        Net increase (decrease) from capital share transactions                                      (27,777)             (7,736)
            Net increase (decrease) in net assets                                                    (33,403)            (33,954)

NET ASSETS:
   Beginning of year                                                                                   51,088              85,042
   End of year                                                                             $           17,685    $         51,088
   Undistributed net investment income (loss) at end of year                               $             (35)    $             --

Fund share transactions:
   Shares sold                                                                                          3,965              12,912
   Reinvested distributions                                                                                --                  72
                                                                                                        3,965              12,984
   Shares repurchased                                                                                 (5,885)            (13,382)
        Net increase (decrease) in fund shares                                                        (1,920)               (398)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Bond Trust
                                                                                                            Portfolio L
                                                                                                        2002            2001
OPERATIONS:
   Net investment income                                                                   $            5,094    $          5,949
   Net realized gain (loss) from investments                                                            (175)                 396
   Change in net unrealized appreciation (depreciation)
       on investments during the year                                                                     281               3,228
        Net increase in net assets resulting from operations                                            5,200               9,573

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                              (5,226)             (5,949)
   Net realized gain from investment transactions                                                          --                  --
        Total from distributions to shareholders                                                      (5,226)             (5,949)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                          6,785              10,231
   Shares issued in connection with acquisition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquisition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                             4,398               4,930
                                                                                                       11,183              15,161
   Shares repurchased                                                                                (16,891)            (21,603)
        Net increase (decrease) from capital share transactions                                       (5,708)             (6,442)
            Net increase (decrease) in net assets                                                     (5,734)             (2,818)

NET ASSETS:
   Beginning of year                                                                                   97,290             100,108
   End of year                                                                             $           91,556    $         97,290
   Undistributed net investment income at end of year                                      $                1    $              1

Fund share transactions:
   Shares sold                                                                                          4,351               6,871
   Shares issued in connection with acquisition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquisition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                             2,816               3,246
                                                                                                        7,167              10,117
   Shares repurchased                                                                                (10,867)            (14,366)
        Net increase (decrease) in fund shares                                                        (3,700)             (4,249)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                         Babson Bond Trust
                                                                                                            Portfolio S
                                                                                                        2002            2001
OPERATIONS:
   Net investment income                                                                   $            1,667    $          1,878
   Net realized gain (loss) from investments                                                             (82)                  35
   Change in net unrealized appreciation (depreciation)
       on investments during the year                                                                      19                 974
        Net increase (decrease) in net assets
            resulting from operations                                                                   1,604               2,887

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                              (1,760)             (1,878)
   Net realized gain from investment transactions                                                          --                  --
        Total distributions to shareholders                                                           (1,760)             (1,878)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                          9,794               7,630
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                             1,575               1,657
                                                                                                       11,369               9,287
   Shares repurchased                                                                                (10,659)            (10,062)
        Net increase (decrease) from capital share transactions                                           710               (775)
            Net increase (decrease) in net assets                                                         554                 234

NET ASSETS:
   Beginning of year                                                                                   30,354              30,120
   End of year                                                                             $           30,908    $         30,354
   Undistributed net investment income at end of year                                      $               --    $             --

Fund share transactions:
   Shares sold                                                                                          1,003                 795
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                               161                 173
                                                                                                        1,164                 968
   Shares repurchased                                                                                 (1,090)             (1,049)
        Net increase (decrease) in fund shares                                                             74                (81)

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                        Babson Money Market
                                                                                                               Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income                                                                   $              600    $          2,057
   Net realized gain (loss) from investments                                                               32                (85)
   Change in net unrealized appreciation (depreciation)
       on investments during the year                                                                      --                  --
        Net increase (decrease) in net assets
            resulting from operations                                                                     632               1,972

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                                (600)             (2,057)
   Net realized gain from investment transactions                                                          --                  --
        Total distributions to shareholders                                                             (600)             (2,057)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                         35,303              43,573
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --               7,639
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                               661               2,061
                                                                                                       35,964              53,273
   Shares repurchased                                                                                (37,918)            (51,959)
        Net increase (decrease) from capital share transactions                                       (1,954)               1,314
            Net increase (decrease) in net assets                                                     (1,922)               1,229

NET ASSETS:
   Beginning of year                                                                                   39,799              38,570
   End of year                                                                             $           37,877    $         39,799
   Undistributed net investment income at end of year                                      $               --    $             --

Fund share transactions:
   Shares sold                                                                                         35,303              43,573
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --               7,639
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --                  --
   Reinvested distributions                                                                               661               2,061
                                                                                                       35,964              53,273
   Shares repurchased                                                                                (37,917)            (51,956)
        Net increase (decrease) in fund shares                                                        (1,953)               1,317

See accompanying Notes to Financial Statements.

Statements Of Changes In Net Assets
For The Years Ended June 30
(In Thousands)
                                                                                                          Babson Tax-Free
                                                                                                            Income Fund
                                                                                                        2002            2001
OPERATIONS:
   Net investment income                                                                   $            1,425    $          1,347
   Net realized gain (loss) from investments                                                              115                 150
   Change in net unrealized appreciation (depreciation)
       on investments during the year                                                                     702               1,253
        Net increase (decrease) in net assets
            resulting from operations                                                                   2,242               2,750

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                              (1,425)             (1,347)
   Net realized gain from investment transactions                                                          --               (101)
        Total distributions to shareholders                                                           (1,425)             (1,448)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                                          6,714               4,221
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --              13,491
   Reinvested distributions                                                                               855                 803
                                                                                                        7,569              18,515
   Shares repurchased                                                                                 (6,807)             (9,127)
        Net increase (decrease) from capital share transactions                                           762               9,388
            Net increase (decrease) in net assets                                                       1,579              10,690

NET ASSETS:
   Beginning of year                                                                                   34,856              24,166
   End of year                                                                             $           36,435    $         34,856
   Undistributed net investment income at end of year                                      $               --    $             --

Fund share transactions:
   Shares sold                                                                                            741                 486
   Shares issued in connection with acquiusition of
       Money Market Fund (Federal Portfolio)                                                               --                  --
   Shares issued in connection with acquiusition of
       Tax-Free Income Fund (Portfolio S)                                                                  --               1,544
   Reinvested distributions                                                                                95                  91
                                                                                                          836               2,121
   Shares repurchased                                                                                   (743)             (1,034)
        Net increase (decrease) in fund shares                                                             93               1,087

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth
Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International
Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson
Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond
Trust (comprising of Portfolio L and S) is of a series type. The Fund is required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the relative net assets of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements:

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income (see Note 2 "Change In Accounting Principle").

C. Options -- Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option.
If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

D. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

E. Forward Foreign Currency Contracts -- The Babson-Stewart Ivory International
Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

F. Repurchase Agreements -- The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems creditworthy under guidelines approved by the Funds'
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

G. Federal and State Taxes -- The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

As of June 30, 2002, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains and the post-October capital losses that are deferred to the first day of the next year are as follows:
                                      Capital Loss                               Post-October
Fund                                    Carryover          Expires                  Losses
Growth                             $       44,250,086       2010                $      23,472,117

Stewart Ivory                      $          101,277       2009                $       3,336,411
                                            3,455,652       2010
                                   $        3,556,929

Bond - L                           $          423,327       2003                $         275,352
                                            1,367,653       2004
                                              545,666       2005
                                              104,840       2008
                                            1,268,050       2009
                                   $        3,709,536

Bond - S                           $          388,485       2003                $          90,709
                                              577,562       2004
                                              442,862       2005
                                              115,326       2008
                                              377,379       2009
                                               90,261       2010
                                   $        1,991,875

Money Market                       $            6,722       2003                $              --
                                                  306       2005
                                                  136       2006
                                                1,135       2008
                                                   45       2009
                                               52,860       2010
                                   $           61,204

For corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

Fund                                                                   Percentage
Enterprise                                                                    100%
Enterprise II                                                                 100%
Shadow Stock                                                                   55%
Value                                                                         100%

The following percentages of ordinary income distributions are exempt-interest dividends for federal income tax purposes:

Fund                                                                   Percentage
Tax-Free Income                                                               100%

H. Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. These differences are primarily due to losses deferred due to wash sales, post-October loss deferrals, foreign currency transactions and the use of equalization for income tax purposes.

The tax character of distributions paid during the fiscal years ended June 30,
2002 and 2001, were as follows:

                                                           2002
                                                   Capital            Return
Fund                            Ordinary             Gain           Of Capital         Total*

Enterprise                      $  576,098         $ 8,090,098       $        --         $ 8,666,196
Enterprise II                      147,929           3,110,862                --           3,258,791
Growth                             541,141           5,851,651             1,580           6,394,372
Shadow Stock                       701,566           2,389,836                --           3,091,402
Value                            5,147,714           2,631,602         4,208,996          11,988,312
Stewart Ivory                           --                  --                --                  --
Bond - L                         5,273,276                  --                --           5,273,276
Bond - S                         1,771,482                  --                --           1,771,482
Money Market                       679,058                  --                --             679,058
Tax-Free                         1,427,713                  --                --           1,427,713

                                                            2001
                                                   Capital            Return
Fund                            Ordinary             Gain           Of Capital         Total*

Enterprise                     $ 1,481,953         $ 3,444,301              $ --        $  4,926,254
Enterprise II                      568,592           6,713,796                --           7,282,388
Growth                          10,663,470          65,422,416                --          76,085,886
Shadow Stock                       680,317           3,217,953                --           3,898,270
Value                           10,705,083           2,307,990                --          13,013,073
Stewart Ivory                    4,064,386                  --                --           4,064,386
Bond - L                         5,983,626                  --                --           5,983,626
Bond - S                         1,878,859                  --                --           1,878,859
Money Market                     2,131,284                  --                --           2,131,284
Tax-Free                         1,314,027             100,549                --           1,414,576

*Total distributions paid differ from the Statement of Changes in Net Assets due primarily to the use of equalization debits for tax purposes.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                                 Accumulated              Undistributed
                                Net Realized              Net Investment              Paid In
Fund                             Gain (Loss)                  Income                  Capital

Enterprise                       (5,876,140)                    126,748               $ 5,749,392
Enterprise II                      (488,088)                     75,089                   412,999
Growth                                 1,580                     84,214                  (85,794)
Shadow Stock                     (1,794,102)                  (155,898)                 1,950,000
Value                              4,376,768                  (167,772)               (4,208,996)
Stewart Ivory                       (24,493)                    126,269                 (101,776)
Bond - L                             583,793                    132,122                 (715,915)
Bond - S                             309,984                     93,400                 (403,384)
Money Market                              81                         --                      (81)

As of June 30, 2002, the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statements of Assets and
Liabilities except as follows:

                                              Enterprise            Enterprise II         Shadow Stock
Undistributed
     ordinary income                $               228,580     $            77,587   $        1,033,518
Undistributed
     long-term
     capital gains                                       --               1,031,703              905,101
Accumulated
     earnings                       $               228,580     $         1,109,290   $        1,938,619
Accumulated capital
     and other losses**                                  --                      --                   --
Unrealized appreciation
     (depreciation)***                           46,372,898              13,221,996           14,592,057
Total accumulated
     earnings (deficit)             $            46,601,478     $        14,331,286   $       16,530,676

                                                 Value              Stewart Ivory           Bond - L
Undistributed
     ordinary income                $                    --     $                --   $          422,531
Undistributed
     long-term
     capital gains                                       --                      --                   --
Accumulated
     earnings                       $                    --     $                --   $          422,531
Accumulated capital
     and other losses**                         (2,744,594)             (6,893,340)          (3,984,888)
Unrealized appreciation
     (depreciation)***                          148,211,836               (331,602)               69,859
Total accumulated
     earnings (deficit)             $           145,467,242     $       (7,224,942)   $      (3,492,498)

                                              Enterprise            Enterprise II         Shadow stock
                                               Bond - S             Money Market            Tax-Free

Undistributed
     ordinary income                $               144,041     $             (235)   $          116,771
Undistributed
     long-term
     capital gains                                       --                (61,204)               56,360
Accumulated
     earnings                       $               144,041     $          (61,439)   $          173,131
Accumulated capital
     and other losses**                         (2,082,584)                      --                   --
Unrealized appreciation
     (depreciation)***                             (42,121)                      --            1,982,944
Total accumulated
     earnings (deficit)             $           (1,980,664)     $          (61,439)   $        2,156,075

I. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. CHANGE IN ACCOUNTING PRINCIPLE:

As required, effective July 1, 2001, the Funds adopted the provisions of the
AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to July 1, 2001, the Funds did not amortize premiums on debt securities. The accounting principle effected the Babson Bond
Portfolio L and S. The cumulative effect of this accounting change had no impact on total net assets of the two Portfolios, but resulted in a $208,886 and
$176,092 reduction in cost of securities and a corresponding $208,886 and
$176,092 increase in net unrealized appreciation for Portfolio L and Portfolio
S, respectively, based on securities held on July 1, 2001.

The effect of this change for the period ended June 30, 2002, was to decrease net investment income by $114,087 and $62,578, increase net unrealized appreciation by $73,500 and $20,468, and increase net realized gain by $40,587 and $42,110 for Portfolio L and S, respectively. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

3. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Custody and pricing fees for the Stewart
Ivory International Fund are incurred in addition to the management fees charged. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                                                Average Daily Net               Annual Rate
Fund                                             Assets Of Fund                 Percentage

Enterprise and                                    Up to $30 million                 1.5%
Enterprise II                                     Over $30 million                  1.0%
Shadow Stock                                                                        1.0%
Growth                                           Up to $250 million                 .85%
                                                  Over $250 million                 .70%
Value, Tax-Free Income,
Bond Trust (Portfolio L
and S) and Stewart Ivory                                                            .95%
Money Market                                                                        .85%

During the period from May 1, 1988 to March 31, 2003, management fees for Bond
Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

4. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended June 30, 2002, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
         Purchases                                                     $           410,306,649
         Proceeds from sales                                                       217,132,431

Babson Enterprise Fund II:
         Purchases                                                     $            21,385,991
         Proceeds from sales                                                        22,113,205

Babson Growth Fund:
         Purchases                                                     $            87,632,619
         Proceeds from sales                                                       117,461,687

Shadow Stock Fund:
         Purchases                                                     $            49,717,389
         Proceeds from sales                                                        24,315,065

Babson Value Fund:
         Purchases                                                     $           112,024,475
         Proceeds from sales                                                       143,759,237

Babson-Stewart Ivory International Fund:
         Purchases                                                     $            13,850,772
         Proceeds from sales                                                        40,533,698

Babson Bond Trust - Portfolio L:
         Purchases                                                     $            64,795,407
         Proceeds from sales                                                        58,896,162

Babson Bond Trust - Portfolio S:
         Purchases                                                     $            25,753,161
         Proceeds from sales                                                        19,795,902

Babson Tax-Free Income Fund:
         Purchases                                                     $             4,194,820
         Proceeds from sales                                                         4,272,725

5. FUND MERGERS:

The Board of Directors and shareholders of the D.L. Babson Money Market Fund,
Inc. (Federal Portfolio) approved a reorganization into the D.L. Babson Money
Market Fund, Inc. (Prime Portfolio) at the close of business on
October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Money Market Fund
(Federal Portfolio) were exchanged for shares of the Money Market Fund (Prime
Portfolio) on a tax free basis.

The net assets before the reorganization and shares issued and redeemed were as follows:

FUND                                                    NET ASSETS               SHARES ISSUED

Money Market Fund
     (Prime Portfolio)                                 $37,539,064                  7,639,317

Included in the net assets of the redeeming fund were the following components:

                                                            ACCUMULATED
                                                                 NET               ACCUMULATED
                                              PAID IN        INVESTMENT             REALIZED
FUND                                          CAPITAL          INCOME             GAIN/(LOSS)

Money Market Fund
     (Federal Portfolio)                    $7,639,530              $45                  $(489)

                                               NET
                                           UNREALIZED            NET                SHARES
FUND                                      APPRECIATION         ASSETS              REDEEMED

Money Market Fund
     (Federal Portfolio)                       $--              $7,639,086            7,639,317

After the merger occurred, the Fund's name was changed to the D.L. Babson Money
Market Fund, Inc. since the Fund no longer included any series portfolios.

The Board of Directors and shareholders of the D.L. Babson Tax-Free Income Fund,
Inc. (Portfolio S) approved a reorganization into the D.L. Babson Tax-Free
Income Fund, Inc. (Portfolio L) at the close of business on October 31, 2000.

Under the Agreement and Plan of Reorganization, shares of Tax-Free Income Fund
(Portfolio S) were exchanged for shares of the Tax-Free Income Fund (Portfolio
L) on a tax free basis.

The net assets before the reorganization and shares issued and redeemed were as follows:

FUND                                        NET ASSETS               SHARES ISSUED

Tax-Free Income Fund
     (Portfolio L)                         $23,481,212                  1,543,549

Included in the net assets of the redeeming fund were the following components:

                                                            ACCUMULATED
                                                                 NET               ACCUMULATED
                                              PAID IN        INVESTMENT             REALIZED
FUND                                          CAPITAL          INCOME             GAIN/(LOSS)

Tax-Free Income Fund
     (Portfolio S)                         $13,606,451            $ --              $(207,206)

                                               NET
                                           UNREALIZED            NET                SHARES
FUND                                      APPRECIATION         ASSETS              REDEEMED

Tax-Free Income Fund
     (Portfolio S)                           $91,374          $13,490,619            1,291,127

Furthermore, all assets in the D.L. Babson Tax-Free Income Fund, Inc.
(Portfolio MM) were liquidated as of October 31, 2000. After the merger occurred, the Fund's name was changed to the D.L. Babson Tax-Free Income
Fund, Inc. since the Fund no longer included any series portfolios.

Financial Highlights

Babson Enterprise Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                                Seven
                                                                                                Months
                                                                                                 Ended           Years Ended
                                                                Years Ended June 30,           June 30,          November 30
                                                          2002         2001         2000         1999         1998          1997
Net asset value,
   beginning of period                                $   15.24     $   13.82    $   14.72     $  16.63     $  21.22    $   18.51

   Income from investment operations:
      Net investment income                                 .02           .03          .03          .03          .04          .06
      Net gains (losses) on securities
         (both realized and unrealized)                    3.08          2.46          .18          .58       (2.15)         5.31
Total from investment operations                           3.10          2.49          .21          .61       (2.11)         5.37

   Less distributions:
      Dividends from net
         investment income                                (.05)         (.02)        (.04)        (.05)        (.06)           --
      Distributions from
         capital gains                                    (.31)        (1.05)       (1.07)       (2.47)       (2.42)       (2.66)
   Total distributions                                    (.36)        (1.07)       (1.11)       (2.52)       (2.48)       (2.66)

Net asset value, end of period                        $   17.98     $   15.24    $   13.82    $   14.72    $   16.63    $   21.22

Total return*                                            20.82%        20.08%        2.84%        4.70%     (11.05%)       33.49%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                      $     370     $     137    $     111    $     155    $     179    $     216
Ratio of expenses to average
   net assets**                                           1.08%         1.15%        1.14%        1.11%        1.09%        1.08%
Ratio of net investment income
   to average net assets**                                 .04%          .25%         .15%         .32%         .29%         .30%
Portfolio turnover rate                                     93%           55%          32%          12%          22%          22%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Babson Enterprise Fund II

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                                Seven
                                                                                                Months
                                                                                                 Ended           Years Ended
                                                                Years Ended June 30,           June 30,          November 30
                                                          2002         2001         2000         1999         1998          1997
Net asset value,
   beginning of period                                   $26.19        $25.18       $24.48       $23.20       $26.70       $22.75
   Income from investment operations:
      Net investment income                               (.03)           .04          .02          .03          .10          .08
      Net gains (losses) on securities
         (both realized and unrealized)                     .73          3.63         1.30         2.37       (1.50)         6.97
   Total from investment operations                         .70          3.67         1.32         2.40       (1.40)         7.05

   Less distributions:
      Dividends from net
         investment income                                (.01)         (.03)        (.02)        (.05)        (.05)        (.11)
      Distributions from
         capital gains                                   (1.26)        (2.63)        (.60)       (1.07)       (2.05)       (2.99)
   Total distributions                                   (1.27)        (2.66)        (.62)       (1.12)       (2.10)       (3.10)

Net asset value, end of period                           $25.62        $26.19       $25.18       $24.48       $23.20       $26.70

Total return*                                             2.91%        15.54%        5.63%       11.03%      (5.61%)       35.29%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                            $61           $60          $60          $77          $83          $82
Ratio of expenses to average
   net assets**                                           1.30%         1.30%        1.27%        1.23%        1.22%        1.28%
Ratio of net investment income
   (loss) to average net assets**                        (.14%)          .12%         .08%         .11%         .40%         .27%
Portfolio turnover rate                                     37%           41%          23%          14%          25%          25%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Growth

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                            Years Ended June 30,
                                                                      2002            2001         2000           1999     1998
Net asset value,
   beginning of year                                                   $12.51       $20.87       $20.01       $20.77       $17.80

   Income from investment operations:
      Net investment income (loss)                                         --        (.03)        (.04)          .02          .06
      Net gains (losses) on securities
         (both realized and unrealized)                                (3.07)       (5.22)         4.00         3.25         4.41
   Total from investment operations                                    (3.07)       (5.25)         3.96         3.27         4.47

   Less distributions:
      Dividends from net
         investment income                                                 --           --           --        (.02)        (.06)
      Distributions from
         capital gains                                                  (.25)       (3.11)       (3.10)       (4.01)       (1.44)
   Total distributions                                                  (.25)       (3.11)       (3.10)       (4.03)       (1.50)

Net asset value, end of year                                           $ 9.19      $ 12.51      $ 20.87      $ 20.01      $ 20.77

Total return                                                         (24.90%)     (26.27%)       20.69%       17.04%       26.73%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                       $  226      $   347      $   525      $   490      $   451
Ratio of expenses to average
   net assets                                                            .85%         .80%         .79%         .79%         .80%
Ratio of net investment income
   (loss) to average net assets                                        (.03%)       (.16%)       (.18%)         .09%         .30%
Portfolio turnover rate                                                   31%          64%          62%          39%          35%

See accompanying Notes to Financial Statements.

Financial Highlights

Shadow Stock Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                            Years Ended June 30,
                                                                      2002            2001         2000           1999     1998
Net asset value,
   beginning of year                                                  $ 13.23      $ 12.26      $ 12.06      $ 13.24      $ 12.57

   Income from investment operations:
      Net investment income                                               .03          .13          .09          .11          .08
      Net gains (losses) on securities
      (both realized and unrealized)                                     1.58         1.74         1.04        (.24)         2.54
   Total from investment operations                                      1.61         1.87         1.13        (.13)         2.62

   Less distributions:
      Dividends from net
         investment income                                              (.02)        (.13)        (.07)        (.07)        (.10)
      Distributions from
         capital gains                                                  (.22)        (.77)        (.86)        (.98)       (1.85)
   Total distributions                                                  (.24)        (.90)        (.93)       (1.05)       (1.95)

Net asset value, end of year                                          $ 14.60      $ 13.23      $ 12.26      $ 12.06      $ 13.24

Total return                                                           12.44%       16.82%        9.91%       (.25%)       21.98%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                      $    96      $    62      $    45      $    50      $    52
Ratio of expenses to average
   net assets                                                           1.03%        1.03%        1.07%        1.10%        1.16%
Ratio of net investment income
   to average net assets                                                 .26%        1.20%         .66%         .97%         .56%
Portfolio turnover rate                                                   34%          29%          18%          21%          43%

Financial Highlights

Babson Value Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                                Seven
                                                                                                Months
                                                                                                 Ended           Years Ended
                                                                Years Ended June 30,           June 30,          November 30
                                                          2002         2001         2000         1999         1998          1997
Net asset value,
   beginning of period                                  $ 45.43       $ 38.76      $ 51.36      $ 47.42      $ 47.73      $ 38.65

   Income from investment operations:
      Net investment income                                 .44           .65         1.27          .45          .62          .51
      Net gains (losses) on securities
         (both realized and unrealized)                  (1.87)          7.12       (9.35)         5.90         1.09         9.65
   Total from investment operations                      (1.43)          7.77       (8.08)         6.35         1.71        10.16

   Less distributions:
      Dividends from net
         investment income                                (.48)         (.90)        (.96)        (.44)        (.56)        (.47)
      Distributions from
         capital gains                                    (.67)         (.20)       (3.56)       (1.97)       (1.46)        (.61)
   Total distributions                                   (1.15)        (1.10)       (4.52)       (2.41)       (2.02)       (1.08)

Net asset value, end of period                         $ 42.85        $ 45.43      $ 38.76      $ 51.36      $ 47.42      $ 47.73

Total return*                                           (3.02%)        20.30%     (15.93%)       14.14%        3.85%       26.89%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                       $    436       $   496      $   528      $ 1,244      $ 1,494      $ 1,419
Ratio of expenses to average
   net assets**                                            .96%          .96%         .96%         .96%         .98%         .97%
Ratio of net investment income
   to average net assets**                                1.02%         1.38%        2.41%        1.05%        1.28%        1.22%
Portfolio turnover rate                                     25%           27%          18%          13%          42%          17%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Babson-Stewart Ivory International Fund

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                            Years Ended June 30,
                                                                        2002         2001         2000         1999         1998
Net asset value,
   beginning of year                                                  $ 15.93      $ 23.59      $ 19.48      $ 19.65      $ 19.53

   Income from investment operations:
      Net investment income (loss)                                      (.13)        (.03)        (.04)          .03          .08
      Net gains (losses) on securities
         (both realized and unrealized)                                (2.06)       (7.19)         4.45          .66         1.07
   Total from investment operations                                    (2.19)       (7.22)         4.41          .69         1.15

   Less distributions:
      Dividends from net
         investment income                                                 --           --           --        (.04)        (.07)
      Distributions from
         capital gains                                                     --        (.44)        (.30)        (.82)        (.96)
   Total distributions                                                     --        (.44)        (.30)        (.86)       (1.03)

Net asset value, end of year                                         $  13.74      $ 15.93      $ 23.59      $ 19.48      $ 19.65

Total return                                                         (13.72%)     (30.97%)       22.64%        3.76%        6.48%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                     $     18      $    51      $    85      $    89      $   104
Ratio of expenses to average
   net assets                                                           1.65%        1.23%        1.24%        1.23%        1.16%
Ratio of net investment income
   (loss) to average net assets                                        (.54%)       (.15%)       (.06%)         .24%         .37%
Portfolio turnover rate                                                   48%          49%          47%          51%          48%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Babson Bond Trust - Portfolio L

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                                Seven
                                                                                                Months
                                                                                                 Ended           Years Ended
                                                                Years Ended June 30,            June 30,         November 30
                                                          2002         2001         2000         1999          1998         1997
Net asset value,
   beginning of period                                   $ 1.54        $ 1.48       $ 1.52       $ 1.59       $ 1.56       $ 1.55

   Income from investment operations:
      Net investment income                                 .08           .09          .09          .05          .09          .10
      Net gains (losses) on securities
         (both realized and unrealized)                   (.01)          .06         (.04)        (.07)          .03          .01
   Total from investment operations                         .07          .15           .05        (.02)          .12          .11

   Less distributions:
      Dividends from net
         investment income                                (.08)         (.09)        (.09)        (.05)        (.09)        (.10)
      Distributions from
         capital gains                                       --            --           --           --           --           --
   Total distributions                                    (.08)         (.09)        (.09)        (.05)        (.09)        (.10)

Net asset value, end of period                          $ 1.53         $ 1.54       $ 1.48       $ 1.52       $ 1.59       $ 1.56

Total return*                                             4.81%        10.45%        3.54%      (1.16%)        8.13%        7.26%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                        $    92        $   97       $  100       $  121       $  128       $  132
Ratio of expenses to average
   net assets**                                            .98%          .98%         .98%         .97%         .97%         .97%
Ratio of net investment income to
   average net assets**                                   5.25%         5.98%        6.14%        5.73%        5.93%        6.38%
Portfolio turnover rate                                     61%           38%          26%          38%          43%          59%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

(a)As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by less than
1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.37% to 5.25%. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

Babson Bond Trust - Portfolio S

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                                Seven
                                                                                                Months
                                                                                                 Ended           Years Ended
                                                                Years Ended June 30,           June 30,          November 30
                                                          2002         2001         2000         1999          1998         1997
Net asset value,
   beginning of period                                   $ 9.66        $ 9.35       $ 9.60       $ 9.91       $ 9.78       $ 9.77

   Income from investment operations:
      Net investment income                                 .54           .59          .58          .33          .58          .62
      Net gains (losses) on securities
         (both realized and unrealized)                   (.04)           .31        (.25)        (.31)          .13          .01
   Total from investment operations                         .50           .90          .33          .02          .71          .63

   Less distributions:
      Dividends from net
         investment income                                (.55)         (.59)        (.58)        (.33)        (.58)        (.62)
      Distributions from
         capital gains                                       --            --           --           --           --           --
   Total distributions                                    (.55)         (.59)        (.58)        (.33)        (.58)        (.62)

Net asset value, end of period                          $ 9.61         $ 9.66       $ 9.35       $ 9.60       $ 9.91       $ 9.78

Total return*                                             5.21%         9.85%        3.55%         .15%        7.47%        6.70%

Ratios/Supplemental Data
Net assets, end of period
   (in millions)                                        $    31        $   30       $   30       $   37       $   38       $   41
Ratio of expenses to average
   net assets**                                            .68%          .68%         .68%         .67%         .67%         .66%
Ratio of expenses to average
   net assets before voluntary reduction
   of management fee **                                    .98%          .98%         .98%         .97%         .97%         .97%
Ratio of net investment income
   to average net assets**                                5.32%         6.16%        6.12%        5.75%        5.90%        6.42%
Ratio of net investment income
   to average net assets before fee
   waivers and expense reimbursements                     5.02%         6.46%        6.42%        6.05%        6.20%        6.73%
Portfolio turnover rate                                     63%           39%          35%          54%          60%          65%

*Total return not annualized for periods less than one full year

**Annualized for periods less than one full year

(a)As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by less than
1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 5.52% to 5.32%. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

Babson Money Market Fund(a)

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                            Years Ended June 30,
                                                                        2002          2001         2000         1999         1998
Net asset value,
   beginning of year                                                  $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00

   Income from investment operations:
   Net investment income                                                 .02           .05          .05          .04          .05

   Less distributions:
      Dividends from net
         investment income                                              (.02)        (.05)        (.05)        (.04)        (.05)

Net asset value, end of year                                           $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

Total return                                                            1.55%        5.13%        4.97%        4.38%        4.82%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                       $   38       $   40       $   39       $   39       $   37
Ratio of expenses to
   average net assets                                                    .93%         .90%         .88%         .88%         .91%
Ratio of net investment income
   to average net assets                                                1.56%        5.01%        4.86%        4.30%        4.73%

(a)The financial highlights for the Babson Money Market Fund as set forth herein evaluate the historical financial highlights of the Prime Portfolio. The assets of the Federal Portfolio were acquired by the Prime Portfolio on October
31, 2000.

(b)The financial highlights for the Babson Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.

See accompanying Notes to Financial Statements.

Financial Highlights

Babson Tax-Free Income Fund(b)

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                             Years Ended June 30,
                                                                        2002           2001         2000         1999         1998
Net asset value,
   beginning of year                                                   $ 8.96        $ 8.62       $ 8.91       $ 9.22       $ 8.96

   Income from investment operations:
      Net investment income                                               .36           .37          .39          .40          .40
      Net gains (losses) on securities
         (both realized and unrealized)                                   .18           .38        (.21)        (.24)          .28
   Total from investment operations                                       .54           .75          .18          .16          .68

   Less distributions:
      Dividends from net
         investment income                                              (.36)         (.37)        (.39)        (.40)        (.40)
      Distributions from
         capital gains                                                     --         (.04)        (.08)        (.07)        (.02)
   Total distributions                                                  (.36)         (.41)        (.47)        (.47)        (.42)

Net asset value, end of year                                           $ 9.14        $ 8.96       $ 8.62       $ 8.91       $ 9.22

Total return                                                            6.12%         8.89%        2.18%        1.70%        7.82%

Ratios/Supplemental Data
Net assets, end of year
   (in millions)                                                       $   36        $  35        $  24        $  26        $  27
Ratio of expenses to average
   net assets                                                            .99%        1.00%        1.01%        1.03%        1.06%
Ratio of net investment income
   to average net assets                                                3.96%        4.19%        4.53%        4.36%        4.46%
Portfolio turnover rate                                                   12%          27%          48%           9%          18%

(a)The financial highlights for the Babson Money Market Fund as set forth herein evaluate the historical financial highlights of the Prime Portfolio. The assets of the Federal Portfolio were acquired by the Prime Portfolio on October 31,
2000.

(b)The financial highlights for the Babson Tax-Free Income Fund as set forth herein evaluate the historical financial highlights of the Portfolio L. The assets of the Portfolio S were acquired by the Portfolio L on October 31, 2000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders of Babson Enterprise Fund, Inc., Babson
Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund,
Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc.,
D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson
Tax-Free Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Enterprise Fund, Babson Enterprise
Fund II, Inc., Babson Value Fund, Inc., and D.L.Babson Bond Trust (comprised of
Portfolio L and Portfolio S) as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods presented therein, and we have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of David L.
Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory
International Fund, Inc., D.L. Babson Money Market Fund, Inc. and D.L. Babson
Tax-Free Income Fund, Inc. as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 1998 for David L. Babson Growth Fund,
Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc.,
D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc.
were audited by other auditors whose report dated July 28, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 30, 2002, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Funds and each of the related portfolios at June 30, 2002, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Kansas City, Missouri
August 2, 2002

Notice to Shareholders

Directors and Officers of the Funds
The management and affairs for the Funds are supervised by the
Directors/Trustees ("Directors") under the laws of each respective Fund's state of registration. The Directors and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.

Interested Directors

Name, Age and Address
Stephen S. Soden (57)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Director, President and Principal Executive Officer

Term of Office and Length of Time Served
One year term and two years of service

Principal Occupation(s) During Past 5 Years
President, Chief Executive Officer and Director, Jones & Babson, Inc.
(management company); Director, Babson Enterprise Fund II, Inc.; President,
Investors Mark Advisors, LLC ("IMA") (management company); President and
Principal Executive Officer, Investors Mark Series Fund, Inc. (one fund with nine portfolios); President and Director/Trustee, Buffalo Fund Complex (seven funds)4; President and Trustee, J&B Funds (three funds)5; Senior Vice
President of Business Men's Assurance Company of America ("BMA") (insurance company); and, formerly, President and Chief Executive Officer of BMA Financial
Services, Inc. ("BMAFS") (broker/dealer) until December 31, 2001 when BMAFS ceased operations.

Number of Portfolios in Fund Complex Overseen by Director
Eleven

Other Directorships Held By Director
None

Non-Interested Directors

Name, Age and Address
James T. Jensen (73)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Director

Term of Office and Length of Time Served
One year term and fifteen years of service

Principal Occupation(s) During Past 5 Years
Chief Executive Officer, Jensen Associates, Inc. (consulting)

Number of Portfolios in Fund Complex Overseen by Director
One1

Other Directorships Held By Director
None

Name, Age and Address
Richard J. Phelps (73)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Director

Term of Office and Length of Time Served
One year term and fifteen years of service

Principal Occupation(s) During Past 5 Years
Chairman, Phelps Industries, Inc. (manufacturing)

Number of Portfolios in Fund Complex Overseen by Director
One1

Other Directorships Held By Director
The DLB Fund Group

Name, Age and Address
William H. Russell (79)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Director

Term of Office and Length of Time Served
One year term and seventeen years of service

Principal Occupation(s) During Past 5 Years
Financial consultant

Number of Portfolios in Fund Complex Overseen by Director
Nineteen2

Other Directorships Held By Director
None

Name, Age and Address
H. David Rybolt (60)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Director

Term of Office and Length of Time Served
One year term and eleven years of service

Principal Occupation(s) During Past 5 Years
Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Director
Eighteen3

Other Directorships Held By Director
None

Officers of the Funds

Name, Age and Address
P. Bradley Adams (41)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Vice President, Treasurer, Principal Financial Officer and Principal Accounting
Officer

Term of Office and Length of Time Served
One year term and eleven years of service

Principal Occupation(s) During Past 5 Years
Vice President Finance and Operations and Chief Operations Officer, Jones &
Babson, Inc. (management company); Treasurer, IMA (management company);
Principal Financial Officer and Principal Accounting Officer, Investors Mark
Series Fund; Vice President and Treasurer, Buffalo Fund Complex; Vice President,
Chief Financial Officer and Trustee, J&B Funds; and, Treasurer and Chief
Financial Officer, Gold Bank Funds (two funds)6.

Name, Age and Address
W. Guy Cooke (41)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Vice President and Chief Compliance Officer

Term of Office and Length of Time Served
One year term and three years of service

Principal Occupation(s) During Past 5 Years
Chief Compliance Officer, Jones & Babson, Inc. (management company);
Vice President and Chief Compliance Officer, Buffalo Fund Complex
and J&B Funds.

Name, Age and Address
Martin A. Cramer (52)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Vice President and Secretary

Term of Office and Length of Time Served
One year term and eleven years of service

Principal Occupation(s) During Past 5 Years
Legal and Regulatory Affairs Vice President and Secretary, Jones & Babson,
Inc. (management company); Secretary, IMA (management company); Vice President and Secretary, Buffalo Fund Complex; Assistant Vice President and Secretary,
J&B Funds; and, Secretary, Gold Bank Funds (two funds).

Name, Age and Address
Constance E. Martin (40)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

Positions(s) Held with Funds
Vice President

Term of Office and Length of Time Served
One year term and six years of service

Principal Occupation(s) During Past 5 Years
Vice President and Director Mutual Fund Client Relations, Jones & Babson,
Inc. (management company); Vice President, Buffalo Fund Complex and J&B Funds.

1    Director, Babson-Stewart Ivory International Fund, Inc.

2    Director, each Fund described in this Annual Report; also, Director,
Investors Mark Series Fund, Inc. ("Investors Mark Series Fund"), which consists of the following nine portfolios: Balanced, Global Fixed Income, Growth &
Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap
Equity, Mid Cap Equity, and Money Market.

3    Director, each Fund described in this Annual Report, except Babson-Stewart
Ivory International Fund, Inc.; also, Director, Investors Mark Series Fund, Inc.

4    The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo
Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund,
Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap
Fund. Jones & Babson, Inc. serves as Principal Underwriter and Registered
Transfer Agent for each fund in the Buffalo Fund Complex.

5    The J&B Funds is a series fund consisting of J&B Mid-Cap Aggressive
Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap
International Fund. Jones & Babson, Inc. serves as Investment Advisor,
Principal Underwriter and Registered Transfer Agent for each of the J&B
Funds.

6    Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold
Bank Money Market Fund. Jones & Babson, Inc. serves as Registered Transfer
Agent for each of the Gold Bank Funds.

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling
1-800-422-2766, or writing Babson Funds, P.O. Box 219757, Kansas City, MO
64121-9757.

This report has been prepared for the information of the Shareholders of Babson
Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L. Babson Growth
Fund, Inc., Shadow Stock Fund, Inc., Babson Value Fund, Inc., Babson-Stewart
Ivory International Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market
Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc., and is not to be
construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from
Jones & Babson, Inc.

Babson Funds

Jones & Babson, Inc. Distributors
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

1-800-4-Babson
(1-800-422-2766)
www.babsonfunds.com

BABSON FUNDS
P.O. Box 219757
Kansas City, MO 64121-9757

PRSRT STD
U.S. POSTAGE
PAID
PERMIT NO. 2891
KANSAS CITY MO

JB177B (8/02)                               523575